UNITED BANCSHARES, INC.

2003 EMPLOYEE STOCK OWNERSHIP PLAN

UNITED BANCSHARES, INC.

2003 EMPLOYEE STOCK OWNERSHIP PLAN

TABLE OF CONTENTS

1.1

Account or Accounts:

1.2

Accrued Benefit:

1.3

Adjustment Factor:

1.4

Affiliated Business:

1.5

Beneficiary:

1.6

Break in Service:

1.7

Code:

1.8

Compensation:

1.9

Computation Period:

1.10

Defined Contribution Dollar Limitation:

1.11

Effective Date:

1.12

Employee:

1.13

Employer:

1.14

Employer Contributions:

1.15

Employer Contribution Account:

1.16

Employment Commencement Date:

1.17

Entry Date:

1.18

ERISA:

1.19

Fiduciaries:

1.20

Highly Compensated Employee:

1.21

Hour of Service:

1.22

Investment Fund:

1.23

Leased Employee:

1.24

Limitation Year:

1.25

Loan:

1.26

Net Gain or Net Loss:

1.27

Non-highly Compensated Employee:

1.28

Normal Retirement Age:

1.29

Other Investments Account:

1.30

Participant:

1.31

Plan:

1.32

Plan Administrator:

1.33

Plan Year:

1.34

Sponsor:

1.35

Spouse (Surviving Spouse):

1.36

Stock:

1.37

Stock Account:

1.38

Suspense Account:

1.39

Trustee:

1.40

Trust Fund:

1.41

Value:

1.42

Valuation Date(s):

1.43

Year of Service:

ARTICLE II Eligibility Requirements

2.1

Participation:

2.2

Excluded Employees:

2.3

Condition of Continued Participation:

2.4

Rehired Participant:

ARTICLE III Contributions

3.1

Accounts:

3.2

Employer Contributions:

3.3

Transfers from Qualified Plans:

ARTICLE IV Investment of Trust Assets

4.1

Investments:

4.2

Purchase or Sale of Stock:

4.3

Allocation of Purchased Stock to Accounts:

4.4

Diversification of Investments for Qualified Participants:

ARTICLE V Exempt Loans

5.1

Loans:

5.2

Loan Payments:

5.3

Right of First Refusal:

5.4

Put Option:

5.5

Continuation of Rights or Put Option:

ARTICLE VI Allocations to Participants’ Accounts

6.1

Stock Account:

6.2

Other Investment Account:

6.3

Eligible Participants:

6.4

Allocation of Net Gain and Net Loss of Trust Fund to Accounts:

6.5

Allocation of Cash Dividends:

6.6

Allocation of Stock Splits or Dividends:

ARTICLE VII Limitations on Allocations

7.1

Limitations on Annual Additions to Accounts:

7.2

Deduction Limitation:

7.3

Special Limitation for Participants Who Sell Their Stock:

7.4

Prohibited Allocations of Securities.

ARTICLE VIII Retirement Benefits

8.1

Events Entitling Participant to Distribution:

8.2

Property Distributed:

8.3

Methods of Benefit Payment.

8.4

Participant Loans and In-Service Withdrawals:

8.5

Direct Rollovers:

#

ARTICLE IX Voting Stock

9.1

Voting Rights:

9.2

Registration Type Securities:

9.3

Nonregistration Type Securities:

9.4

Suspense Account:

ARTICLE X Death Benefits

10.1

Amount of Death Benefit:

10.2

Payment of Death Benefit:

10.3

Beneficiary Designation:

10.4

Selection by Beneficiary:

ARTICLE XI Termination Benefits

11.1

Vesting Schedule:

11.2

Determination of Accrued Benefit:

11.3

Payment of Accrued Benefit:

ARTICLE XII Distribution Requirements

12.1

General Rules.

12.2

Time and Manner of Distribution.

12.3

Required Minimum Distributions During Participant's Lifetime.

12.4

Required Minimum Distributions After Participant's Death.

12.5

Definitions.

12.6

Commencement of Benefits:

ARTICLE XIII Plan Administration

13.1

Allocation of Powers:

13.2

Plan Administration:

13.3

Reporting and Disclosure:

13.4

Plan Administrator’s Duties and Powers:

13.5

Administrative Rules:

13.6

Directions to Trustee:

13.7

Benefit Applications:

13.8

Discretion and Delegation:

13.9

Domestic Relations Order:

ARTICLE XIV Top Heavy Rules

14.1

Effective Date:

14.2

Determination of Top Heavy Status:

14.3

Definitions and Special Rules:

14.4

Effect of Top Heavy Status:

14.5

Modification of Top-Heavy Rules.

ARTICLE XV The Trustee

15.1

Resignation and Removal:

15.2

Information to be Furnished to Trustee:

15.3

Accounting:

15.4

Trustee’s Right to Judicial Settlement:

15.5

Trustee’s Expenses:

15.6

Payment of Benefits to Incompetent:

15.7

Trustee’s Investment Powers:

15.8

Form of Plan Contributions:

15.9

Payments Made at Direction of Plan Administrator:

ARTICLE XVI Fiduciary Responsibility

16.1

Fiduciary Standards:

16.2

Situs of Plan Assets:

ARTICLE XVII Exclusive Benefit Requirements

17.1

Trustee Receipt of Funds:

17.2

Plan Assets for Exclusive Benefit of Participants:

17.3

Return of Contributions:

ARTICLE XVIII Plan Termination and Amendments

18.1

Termination or Partial Termination:

18.2

Limitations on Amendments by Sponsor:

18.3

Amendments Required for Qualification:

18.4

Participant’s Consent to Amendment:

ARTICLE XIX Other Provisions

19.1

Plan Merger or Consolidation:

19.2

Nonalienation of Benefits:

19.3

Form of Benefit Payments:

19.4

Qualified Military Service:

ARTICLE XX Miscellaneous

20.1

No Guarantee of Employment:

20.2

Construction of Agreement:

20.3

Duration of Plan:

20.4

Illegality:

20.5

Withdrawal by an Employer:

20.6

Gender and Number:

20.7

Successor Employer:

20.8

Indemnification:

20.9

Expenses of Administration:

ARTICLE XXI Claims and Appeal Procedures

21.1

Claims.

21.2

Appeal of Adverse Benefit Determinations.

21.3

Notification of Benefit Determination on Review.

21.4

Definitions.

#

UNITED BANCSHARES, INC.

2003 EMPLOYEE STOCK OWNERSHIP PLAN

As of the Effective Date, the Sponsor hereby adopts this Plan, which is an employee stock ownership plan, as defined in Section 4975(e)(7) of the Internal Revenue Code of 1986, the provisions of which shall be as follows:

ARTICLE I
Basic Definitions

When used in this Plan, the following words and phrases shall have the following meanings, unless the context clearly indicates otherwise.  Under no circumstances shall any of the following definitions be interpreted or construed in a manner which shall be inconsistent with ERISA or the Code or any valid regulations issued pursuant thereto.

1.1

Account or Accounts:  The accounts maintained by the Plan Administrator on behalf of each Participant, which shall reflect the value of the Participant’s interest in all Contributions and adjustments made to such contributions.  Each Participant’s Accounts shall include a Stock Account, which may be divided into sub-accounts, and an Other Investment Account.

1.2

Accrued Benefit:  The balance in a Participant’s Accounts.

1.3

Adjustment Factor:  The cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code, as applied to such items and in such manner as the Secretary shall provide.

1.4

Affiliated Business:  Each entity that, with the Sponsor, constitutes a member of a controlled group of corporations (as defined in Section 414(b) of the Code) a group of trades or businesses under common control (as defined in Section 414(c) of the Code) or an affiliated service group (as defined in Section 414(m) of the Code), or any other entity required to be aggregated with the Sponsor pursuant to Section 414(o) of the Code.  For purposes of applying the limitations of Sections 7.1 and 7.2, Sections 414(b) and 414(c) of the Code are modified by Section 415(h) of the Code.

1.5

Beneficiary:  A person or entity designated to receive the benefits of a deceased Participant.  If the Participant is married as of the date of death, the Beneficiary shall be the Participant’s Spouse, unless:

(a)

the Spouse has consented in writing to the designation of a different Beneficiary;

(b)

the Beneficiary may not be changed without the consent of the Spouse (unless the consent of the Spouse expressly permits further designation by the Participant without any requirement of further consent by the Spouse);

(c)

the Spouse’s consent is witnessed by a Notary Public; and

(d)

the consent of the Spouse is only valid with respect to the Spouse who signs the consent.

1.6

Break in Service:  A Computation Period in which a Participant does not complete more than 500 Hours of Service.

1.7

Code:  The Internal Revenue Code of 1986, as amended from time to time.  For this purpose, a reference to the Code shall be deemed to incorporate a reference to regulations and official interpretations promulgated thereunder.

1.8

Compensation:  The amount of a Participant’s wages as defined in Section 3401(a) of the Code, and all other payments of compensation by the Employer for a Plan year for which the Employer is required to furnish a written statement under Section 6041(d), 6051(a)(3) or 6052 of the Code, and determined without regard to any rules under Section 3401(a) of the Code which limit the remuneration included in wages based on the nature or location of the employment or the services performed.  Compensation of a Participant shall also include any amount which is contributed by the Employer on behalf of an Employee pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 132(f)(4), 402(e)(3) (i.e., 401(k) elective deferrals), 402(h), 403(b) or 457 of the Code, and any employer contributions under governmental plans that are treated as employer contributions under Section 414(h)(2) of the Code.

(a)

The annual Compensation of each Participant taken into account under the Plan for any Plan Year shall not exceed $200,000, as adjusted by the Secretary of the Treasury in the manner described in Section 401(a)(17) of the Code.

(b)

Notwithstanding the above, for purposes of computing the top heavy minimum allocation under Section 14.4, Compensation includes only a Participant’s earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses).

1.9

Computation Period:  For the purpose of determining an Employee’s eligibility to become a Participant, the Computation Period shall be the twelve month period beginning on the Employment Commencement Date, and each subsequent Plan Year, beginning with the Plan Year which includes the first anniversary of the Employment Commencement Date.  For the purpose of determining a Participant’s nonforfeitable interest in his Account and a Participant's Breaks in Service, the Computation Period shall be the twelve consecutive month period ending on the last day of the Plan Year.

1.10

Defined Contribution Dollar Limitation:  $40,000, or such larger amount as determined after taking into account the adjustment under Section 415(d)(1)(C) of the Code.

1.11

Effective Date:  January 1, 2003, except where another effective date is specified herein.

1.12

Employee:  Any person employed by the Employer.

1.13

Employer:  United Bancshares, Inc., The Union Bank Company, any succeeding entity and any other entity which, with the approval of the Sponsor’s Board of Directors, adopts and assumes the obligations of this Plan with respect to its Employees.  For purposes of applying the limitations of Sections 7.1 and 7.3, Employer shall mean the Employer and each Affiliated Business.

1.14

Employer Contributions:  Contributions made by the Employer to the Plan pursuant to Section 3.2.

1.15

Employer Contribution Account:  The Stock and other assets held by the Trustee for the Plan which have been contributed by the Employer to the Trust but have not yet been allocated to the Accounts of Participants.

1.16

Employment Commencement Date:  The date an Employee is first credited with an Hour of Service by the Employer.

1.17

Entry Date:  The first day of the Plan Year.

1.18

ERISA:  The Employee Retirement Income Security Act of 1974, as amended from time to time.

1.19

Fiduciaries:  The Trustee and the Plan Administrator, but only to the extent of the specific responsibilities as provided under the Plan.  Any person or entity may serve in more than one fiduciary capacity.

1.20

Highly Compensated Employee:

(a)

General Rule:  “Highly Compensated Employee” means an Employee who is, with respect to the Employer, an individual described in Section 414(q) of the Code; which generally shall include highly compensated active Employees and highly compensated former Employees.

(b)

Highly Compensated Active Employee.  A highly compensated active Employee means any Employee who:

(1)

was a 5% owner (as defined in Code Section 416(i)(1)) of the Employer at any time during the determination year or the lookback year; or

(2)

for the lookback year

(A)

had compensation from the Employer in excess of $80,000 (as adjusted by the Secretary pursuant to Code Section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996), and

(B)

if the Employer elects the application of this clause for such lookback year, was in the top-paid group of Employees for such lookback year.  For this purpose, an Employee is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top 20% of the Employees when ranked on the basis of compensation paid during such year.

(3)

The determination year shall be the Plan Year.  The look-back year shall be the twelve month period immediately preceding the determination year.

(c)

Former Employees.  A former Employee generally shall be treated as a Highly Compensated Employee if:

(1)

the Employee was a Highly Compensated Employee when the Employee separated from service, or

(2)

the Employee was a Highly Compensated Employee at any time after attaining age 55.

(d)

Additional Rules.

(1)

The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

(2)

For purposes of this Section, the term “compensation” means compensation within the meaning of Code Section 415(c)(3).  The determination will be made without regard to Code Sections 125, 402(e) and 402(h)(1)(B), and in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b).

1.21

Hour of Service:  An “Hour of Service” shall include:

(a)

Each hour for which an Employee is paid or entitled to payment by the Employer for the performance of duties for the Employer.  These hours shall be credited to the Employee for the Computation Period in which the duties were performed.

(b)

Each hour for which an Employee is paid, or entitled to payment by the Employer, either directly or indirectly, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, maternity or paternity leave pursuant to subsection (c), military duty or leave of absence, but excluding payments under a plan maintained solely for the purpose of complying with workmen’s compensation, unemployment compensation, or disability insurance laws and also excluding payments for medical or medically related expenses.  No more than 501 Hours of Service shall be credited under this subsection (b) for any single continuous period (whether or not such period occurs in a single computation period).

(c)

Solely for purposes of determining whether a Break in Service has occurred in a Computation Period, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence.  In any case in which such hours cannot be determined, ten (10) Hours of Service shall be credited per day of such absence.  For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of:

(1)

the pregnancy of the Employee;

(2)

a birth of a child of the Employee;

(3)

the placement of a child with the Employee in connection with the adoption of such child by the Employee; or,

(4)

caring for the child for a period beginning immediately following the child’s birth or placement.

The Hours of Service credited under this subsection (c) shall be credited in the Computation Period in which the absence begins if the crediting is necessary to prevent a Break in Service for that computation period, or in all other cases, in the following Computation Period.  The Hours of Service credited under this subsection (c) shall be credited only for purposes of determining whether a Break in Service has occurred, and not for purposes of determining whether the Participant is entitled to share in the allocation of Employer Contributions for a given Plan Year.

(d)

Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer.  The same Hours of Service shall not be credited both under either subsection (a), (b) or (c), as the case may be, and this subsection (d).  Further, no more than 501 Hours of Service shall be credited for payment of back pay to the extent it is agreed to or awarded for a period of time during which an Employee did not or would not have performed duties.  These Hours shall be credited to the Employee for the Computation Period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

(e)

Hours of Service under subsections (a), (b), (c) and (d) shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which is incorporated herein by this reference.  For the purposes of determining an Employee’s eligibility to become a Participant in the Plan, Hours of Service will be credited for employment as an Employee, or as a Leased Employee, of the Employer or an Affiliated Business.

(f)

If the Employer maintains the plan of a predecessor employer, service with such employer will be treated as service for the Employer.

(g)

In the case of any Employee for whom the Employer does not maintain adequate records of actual Hours of Service, such Employee shall be credited with 10 Hours of Service for each day for which the Employer would be required to be credited with an Hour of Service under this section.

1.22

Investment Fund:  Each portion of the Trust Fund designated from time to time by the Plan Administrator, with the consent of the Trustee, that is invested in such assets of the Trust Fund (including, but not limited to, interests in common trust funds, qualified pooled trusts or mutual funds, but excluding Stock) as (i) the Plan Administrator, with the consent of the Trustee, selects from time to time, or (ii) if permitted by the Plan Administrator with the consent of the Trustee, as a Participant or Beneficiary, with the consent of the Trustee, selects from time to time, for the investment of the Accounts of the Participant or Beneficiary.

1.23

Leased Employee:  “Leased Employee” shall mean, with respect to the Employer, a person who is not employed by the Employer, but who, under an agreement between the Employer and any other person (a “leasing organization”) has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, if the services are performed under the primary direction or control of the Employer.  However, for the purposes of this section, the following rules will apply.

(a)

If a person is a Leased Employee, then contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

(b)

A person will not be treated as a Leased Employee if --

(1)

the person is covered by a money purchase pension plan maintained by the leasing organization that provides:

(A)

a non-integrated employer contribution rate of at least 10% of compensation (as defined in Section 415(c)(3) of the Code, but including amounts contributed to a salary reduction agreement which are excludable from the person’s gross income under Section 125, 402(a)(8), 402(h) or 403(b) of the Code),

(B)

immediate participation, and

(C)

full and immediate vesting; and

(2)

Leased Employees, determined without regard to this subsection, do not constitute more than 20% of the Employer’s Non-Highly Compensated Workforce.

(c)

For the purposes of this section, the term “Non-Highly Compensated Workforce” shall mean the aggregate number of individuals (other than Highly Compensated Employees) who --

(1)

are employed by Employer (without regard to this section) and have performed services for the Employer, or for the Employer and related persons (as that term is defined in Section 144(a)(3) of the Internal Revenue Code) on a substantially full-time basis for at least one year; or

(2)

are Leased Employees with respect to the Employer (determined without regard to subsection (b)).

1.24

Limitation Year:  The twelve (12) month period used for computing the limitations imposed by Section 415 of the Code .  The Employer hereby elects to use the Plan Year as the Limitation Year.

1.25

Loan:  Any loan to the Plan made or guaranteed by a disqualified person (within the meaning of Section 4975(e)(2) of the Code), including, but not limited to, a direct loan of cash, a purchase money transaction, an assumption of an obligation of the Trustee, an unsecured guarantee or the use of assets of a disqualified person as collateral for a loan, and which satisfies the requirements of Section 4975(d)(3) of the Code.

1.26

Net Gain or Net Loss:  The increases and decreases, respectively, in the value of the Trust Fund and each Investment Fund between Valuation Dates, excluding that portion of the Trust Fund consisting of Stock or cash dividends paid upon Stock.

1.27

Non-highly Compensated Employee:  An Employee of the Employer who is not a Highly Compensated Employee.

1.28

Normal Retirement Age:  The date on which a Participant attains age 65.

1.29

Other Investments Account:  The Account of a Participant which is credited with his share of the Net Gain or Net Loss of the Trust and Contributions which are not invested in Stock, and which is debited with payments made to pay for Stock.

1.30

Participant:  An Employee who satisfies the eligibility requirements set forth herein and who participates in the Plan.

1.31

Plan:  The Plan and Trust evidenced by this agreement, as amended from time to time.

1.32

Plan Administrator:  The Sponsor, or any person, committee or other entity appointed by the Sponsor to act in that capacity.

1.33

Plan Year:  The calendar year.

1.34

Sponsor:  United Bancshares, Inc.

1.35

Spouse (Surviving Spouse):  The spouse or surviving spouse of a Participant or a deceased Participant, respectively.  To the extent required by ERISA and the Code, the Plan shall treat a former spouse as a Spouse or Surviving Spouse under an order which constitutes a qualified domestic relations order as described in Section 414(p) of the Code.

1.36

Stock:  Any security which, with respect to the Plan, is a qualifying employer security within the meaning of Section 4975(e)(8) of the Code and Section 407(d)(5) of ERISA.

1.37

Stock Account:  The portion of a Participant’s Accounts which is credited with the Participant's allocable share of Stock purchased by the Trust or contributed to the Trust.

1.38

Suspense Account:  An account to which shares of Stock purchased with the proceeds of a Loan are allocated until their release and allocation to the Accounts of Participants in accordance with Article VI.

1.39

Trustee:  The person or entity named as Trustee on the signature page of the Plan, and any successors to such person or entity.

1.40

Trust Fund:  The property held by the Trustee pursuant to this Plan, together with any income therefrom.

1.41

Value:  The Value as of any date of any securities which constitute Stock shall mean:

(a)

in the case of securities which are readily tradable on an established securities market, the closing price of securities for the trading day immediately preceding the date; and

(b)

in the case of any other securities, the fair market value of the securities, determined by the Trustee in good faith and in accordance with the applicable requirements of the Code and ERISA (including, without limitation, the requirement for an independent appraisal as set forth in Section 401(a)(28)(C) of the Code).

1.42

Valuation Date(s):  The last day of each Plan Year, and any other date that the Plan Administrator chooses as a Valuation Date.

1.43

Year of Service:  An Employee shall earn a “Year of Service” for each Computation Period during which the Employee has earned not less than 1,000 Hours of Service.

ARTICLE II
Eligibility Requirements

2.1

Participation:

(a)

Each Employee who has both reached age 18 and who has completed a Year of Service as of  the Effective Date and who is not excluded from participation under Section 2.2 shall become a Participant as of the Effective Date.

(b)

An Employee not described in subsection (a) who is not excluded under Section 2.2 shall become a Participant as of the Entry Date which coincides with or immediately follows the date on which the Employee has both reached age 18 and is employed by the Employer in a position with a normal work schedule which, in the judgment of the Plan Administrator, requires the Employee to perform at least 1,000 Hours of Service during a 12 month period.

(c)

An Employee not described in subsections (a) or (b) who is not excluded under Section 2.2 shall become a Participant as of the Entry Date which coincides with or immediately follows the date on which the Employee has both reached age 18 and completed a Year of Service.

2.2

Excluded Employees:  Notwithstanding the provisions of Section 2.1, the following Employees shall be excluded from participation in the Plan:

(a)

Any Employee included in a unit of employees covered by a collective bargaining agreement between Employee representatives and the Employer, if retirement benefits were the subject of good faith bargaining;

(b)

Any Employee who is a non-resident alien and who receives no earned income from the Employer which constitutes income from sources within the United States; and

(c)

Any Leased Employee.

2.3

Condition of Continued Participation:  Each Participant agrees to look solely to the assets of the Plan for the payment of any benefits to which the Participant is entitled, unless otherwise provided by law.

2.4

Rehired Participant:  A former Participant whose employment with the Employer was terminated for any reason and who is rehired by the Employer shall become a Participant on the Employment Commencement Date following the termination.

ARTICLE III
Contributions

3.1

Accounts:  The Plan Administrator shall establish Accounts for each Participant.  Each Participant’s Accounts shall reflect and account for the Participant’s interest in any Contributions made under the Plan.  As provided in Article VI, the Accounts maintained for each Participant shall be of two types:  (i) a Stock Account, which may be comprised of sub-accounts, and (ii) an Other Investments Account.  The Plan Administrator shall maintain a record of the portion of each Participant’s Other Investment Account which is available under Section 5.2 to meet obligations under a Loan.  The maintenance of Accounts is only for accounting purposes, and segregation of the assets of the Plan to Accounts shall not be required.

3.2

Employer Contributions:

(a)

For each Plan Year, Employer Contributions shall be paid to the Trust in an amount determined by the Sponsor’s Board of Directors in its discretion.  Employer Contributions under the Plan for a Plan Year shall be paid no later than the due date for filing the Employer’s Federal income tax return for that year, including any extensions of such due date.  However, Employer Contributions under the Plan for any Plan Year shall not be paid to the Trust in amounts which would exceed the limitations of Article VII.

(b)

Employer Contributions may be paid to the Trust in cash or in shares of Stock, as determined by the Sponsor’s Board of Directors; provided that Employer Contributions shall be paid in cash in such amounts, and at such times (subject to the limitations contained in this Article) as needed to provide the Trust Fund with cash sufficient to pay in full when due any principal and interest payments required by a Loan, except to the extent such principal and interest payments have been satisfied by the Trustee from cash dividends paid to it with respect to Stock.

(c)

All Employer Contributions for a Plan Year shall be allocated to the Employer Contribution Account when paid.  As of the last day of each Plan Year amounts in the Employer Contribution Account, (including amounts attributable to the Plan Year which are contributed after the last day of the Plan Year) shall be allocated to Participants’ Accounts as provided in Article VI.

(d)

The Plan Administrator may in its discretion establish procedures under which Participants may make elective deferral contributions (as defined in Section 402(g)(3) of the Code) to the Plan.  In such event, the Employer may in its discretion make matching contributions (as defined in Section 401(m)(4)(A) of the Code) to the Plan which shall be allocated to Participant Accounts in proportion to such elective deferrals.  The Company shall adopt such amendments to the Plan as may be necessary to allow such elective deferral contributions and matching contributions to satisfy the requirements of the Code and ERISA.

3.3

Transfers from Qualified Plans:  The Plan will not accept the transfer or rollover of amounts attributable to the Participant’s accrued benefit in any individual retirement account or plan which is qualified under Section 401(a) of the Code.

ARTICLE IV
Investment of Trust Assets

4.1

Investments:  The Plan and the Trust Fund are designed to be invested primarily in Stock.  The Trustee may enter into a Loan on behalf of the Trust Fund from time to time to finance the acquisition of Stock.  The Trust Fund may acquire shares of Stock from shareholders of the issuer of the Stock (including former Participants) or directly from the issuer of the Stock.

4.2

Purchase or Sale of Stock:  All purchases of Stock by the Trust Fund will be made at a price, or at prices, which, in the judgment of the Trustee, do not exceed the Value of the Stock.  The Trustee may sell or resell shares of Stock to any person, including the Sponsor, provided that any such sales to any disqualified person, including the Sponsor, will be made in conformance with Section 408(e) of ERISA, and any other applicable provision of ERISA and the Code.

4.3

Allocation of Purchased Stock to Accounts:  Stock purchased with the proceeds of a Loan shall be held in the Suspense Account pending release and reallocation to Accounts in accordance with Article VI as the Loan is paid.  Stock purchased with amounts allocated to a Participant’s Other Investments Accounts shall immediately upon purchase be allocated to the Participant’s Stock Account.

4.4

Diversification of Investments for Qualified Participants:

(a)

Election by Qualified Participant: Within 90 days after the close of each Plan Year within the Qualified Election Period, each Qualified Participant may direct the Trustee as to the investment of up to 25 percent of the Value of his Accounts, to the extent that portion exceeds the amount to which any prior election under this section applies.  In the last year in which an election under this section applies, “50 percent” shall be substituted for “25 percent” in the preceding sentence.

(b)

Method of Directing Transfer: Within 90 days after the close of the Plan Year to which an election described in subsection (a) applies, the Value of the portion of a Participant’s Accounts subject to the election shall be transferred to a separate Directed Investment Account and invested in investment options made available by the Plan Administrator in accordance with Section 401(a)(28)(B)(ii)(II) of the Code (or any successor provision).  The Participant’s Directed Investment Account shall be credited with investment gains or losses attributable to the Participant’s designations under this Section, and shall not share in the allocation of Net Gain or Net Loss under Article VI.

(c)

Definitions:  For purposes of this section:

(1)

“Directed Investment Account” means the separate Account established for a Qualified Participant pursuant to this section.

(2)

“Qualified Election Period” for a Participant shall mean the six consecutive Years which begin with the first Year during which the Participant became a Qualified Participant; and

(3)

“Qualified Participant” shall mean a Participant who has reached Age 55 and completed at least 10 years of participation in the Plan.

ARTICLE V
Exempt Loans

5.1

Loans:

(a)

General Rule:  The Plan Administrator may direct the Trustee to obtain one or more Loans, provided that any such Loan must be determined by the Fiduciaries to be primarily for the benefit of Participants in the Plan and their Beneficiaries, and must meet all requirements necessary to constitute an “exempt loan” within the meaning of Section 4975(d)(3) of the Code and the applicable Treasury Regulations thereunder.  The proceeds of any such Loan shall be used, within a reasonable time after the Loan is obtained, only to purchase Stock, repay the Loan, or repay any prior Loan.

(b)

Loan Provisions:  Any such Loan shall provide for no more than a reasonable rate of interest (as determined under Treasury Regulation Section 54.4975-7(b)(7)) and must be without recourse against the Plan.  The number of years to maturity under the Loan must be definitely ascertainable at all times.  The only assets of the Plan that may be given as collateral on a Loan are shares of Stock acquired with the proceeds of the Loan and shares of Stock that were used as collateral on a prior Loan repaid with the proceeds of the current Loan.  Any such Stock so pledged shall be placed in a Suspense Account.  No person entitled to payment under a Loan shall have recourse against assets of the Trust Fund other than such collateral, contributions (other than contributions of Stock) that are available under the Plan to meet obligations under the Loan, and earnings and proceeds attributable to such collateral and the investment of such contributions.  All Employer Contributions paid during the Plan Year in which a Loan is made (whether before or after the date the proceeds of the Loan are received), all Employer Contributions paid thereafter until the Loan has been repaid in full, and all earnings from investment of such Employer Contributions, without regard to whether any such Employer Contributions and Net Gain have been allocated to Participants’ Other Investment Accounts, shall be available to meet obligations under the Loan as such obligations accrue, or prior to the time such obligations accrue, unless otherwise provided by the Sponsor at the time any such contribution is made.

(c)

Release of Stock From Suspense Account:  Shares of Stock held in the Suspense Account as collateral for a Loan shall be released from the Suspense Account as the Loan is repaid.  For each Plan Year during the duration of the Loan, the number of shares of Stock released from the Suspense Account shall be determined in the manner specified in paragraph (1) or paragraph (2), as elected by the Plan Administrator:

(1)

If the Plan Administrator elects the application of this paragraph with respect to a Loan, and if the Loan provides annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of principal and interest over ten years, then, for each Plan Year during the duration of the Loan, the number of shares of Stock released from the Suspense Account shall equal the number of shares in the Suspense Account at the beginning of the current Plan Year multiplied by a fraction.  The numerator of the fraction shall equal the principal paid on the Loan during the Plan Year.  The denominator of the fraction shall equal the sum of the numerator plus the remaining principal to be paid on the Loan for all future years.  To the extent that any of the net proceeds received by the Plan with respect to any Loan exceed the stated principal amount of the Loan, the portion of any interest payment that would be deemed to be a repayment of principal under standard loan amortization tables shall be treated as principal paid or principal to be paid, as the case may be, for the purposes of the above calculations.

(2)

If the Plan Administrator elects the application of this paragraph with respect to a Loan, or if the Loan does not meet the requirements of paragraph (1), then for each Plan Year during the duration of the Loan, the number of shares of Stock released from the Suspense Account shall equal the number of encumbered shares of Stock held immediately before release for the current Plan Year multiplied by a fraction.  The numerator of the fraction is the sum of principal and interest paid during the Plan Year.  The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future Plan Years (determined without taking into account any possible extension or renewal periods).  If the collateral includes more than one class of Stock, the number of shares of each class to be released from the Suspense Account for a Plan Year must be determined by applying the same fraction to each class.  If interest of any Loan is variable, the interest to be paid in future years under the Loan shall be computed by using the interest rate applicable as of the end of the Plan Year.

5.2

Loan Payments:

(a)

Payments of principal and interest on any Loan during a Plan Year shall be made by the Trustee (as directed by the Plan Administrator) only from:

(1)

Employer Contributions to the Trust made to meet the Plan’s obligation under a Loan (other than contributions of Stock) and from any earnings attributable to Stock held as collateral for a Loan and investments of such contributions (both received during or prior to the Plan Year);

(2)

the proceeds of a subsequent Loan made to repay a prior Loan;

(3)

the proceeds of the sale of any Stock held as collateral for a Loan;

(4)

pursuant to Treasury Regulation 54.4975-11(d)(3), income from Stock acquired with the proceeds of a Loan which is not allocated as Net Gain.  Such contribution and earnings must be accounted for separately by the Plan until the Loan is repaid; and

(5)

cash dividends paid on Stock which the Sponsor has designated as available to make payments on a Loan.

(b)

Stock released by reason of the payment of principal or interest on a Loan from amounts allocated to a Participant’s Other Investments Accounts shall immediately upon payment be allocated as set forth in Section 6.1 to the Participants’ Stock Account.

(c)

Except as provided in Sections 5.3 and 5.4 below, and notwithstanding any amendment to or termination of the Plan which causes it to cease to qualify as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code, or any repayment of a Loan, no shares of Stock acquired with the proceeds of a Loan obtained by the Trust to purchase Stock may be subject to a put, call or other option, or buy-sell or similar arrangement while such shares are held by the Plan.

5.3

Right of First Refusal:  Except as provided in subsection (c), shares of Stock distributed by the Trustee shall be subject to a “right of first refusal”.  Such a “right” shall provide that prior to any subsequent transfer, the shares must first be offered in writing to the Trust and then, if refused by the Trust, to the Sponsor at a price equal to the greater of:

(a)

the then Value of the shares of Stock, or

(b)

the purchase price offered by a buyer, other than the Sponsor or Trustee, making a good faith offer (as determined by the Plan Administrator) to purchase such shares of Stock.  The Trust Fund or the Sponsor, as the case may be, may accept the offer as to part or all of the Stock at any time during a period not exceeding fourteen (14) days after receipt of such offer by the Trustee, on terms and conditions no less favorable to the shareholder than those offered by the independent third party buyer.  Any installment purchase shall be made pursuant to a note secured by the shares purchased and shall bear a reasonable rate of interest (as determined by the Plan Administrator).  If the offer is not accepted by the Trustee, the Sponsor, or both, then the proposed transfer may be completed within a reasonable period following the end of the fourteen (14) day period, but only upon terms and conditions no less favorable to the shareholder than the terms and conditions of the third party buyer’s prior offer.

(c)

Shares of Stock which are publicly traded (within the meaning of §54.4975-7(b)(1)(iv) of the Treasury Regulations) at the time such right may otherwise be exercised shall not be subject to this “right of first refusal”.

5.4

Put Option:  Subject to the requirements of subsection (a), shares of Stock shall be subject to a “put” option at the time of distribution in compliance with this section and Section 409(h) of the Code.

(a)

The requirements of this section shall not apply to any shares of Stock if, at the time the shares are distributed, they are publicly traded  (within the meaning of §54.4975-7(b)(1)(iv) of the Treasury Regulations) or subject to a trading limitation within the meaning of Treasury Regulation Section 54.4975-7(b)(10).

(b)

The option may be exercised by the Participant or his Beneficiary, by the donees of either, or by a person (including an estate or its distributee) to whom the Stock passes by reason of the Participant’s or Beneficiary’s death.  The option shall provide that for a period of sixty (60) days after the shares are distributed, the Holder of the option shall have the right to cause the Sponsor, or the Plan, if the Plan Administrator so elects, by notifying it in writing, to purchase the shares at their Value.  However, if the Holder of the option does not exercise within such sixty (60) day period, an additional exercise period of sixty (60) days shall be available during the Plan Year following the Plan Year in which the distribution was made, which period shall begin after the new valuation of Company Stock has been determined and communicated to the Holder of the option.  The period during which the option may be exercised shall not include any period during which the Holder is unable to exercise such option because the Company is prohibited from honoring it by Federal or State law.  The terms of payment for the purchase of such shares of Stock shall be as set forth in the option and may be either in a lump sum or in installments, as determined by the Plan Administrator or the Sponsor, as the case may be.

(c)

If a Participant exercises an option with respect to shares that were distributed within a “total distribution” (i.e., the balance to the credit of the Participant’s Accounts is distributed to him within one taxable year), the Sponsor or the Plan may elect to pay the purchase price in five substantially equal annual payments.  If a Holder of an option exercises the option with respect to shares which were not distributed in a total distribution, the entire purchase price for the shares must be paid not later than thirty days after the exercise of the put option.  The first installment must be paid not later than thirty days after the Holder exercises the option.  The Sponsor or the Plan must pay a reasonable rate of interest on the installments, and must provide adequate security on amounts not paid after thirty days.

5.5

Continuation of Rights or Put Option:  The rights set forth in Section 5.3 and the option provided for by Section 5.4 are nonterminable and shall continue to apply to shares of Stock purchased by the Trustee with the proceeds of a Loan as described herein or to shares of Stock distributed hereunder, notwithstanding the repayment of the Loan or any amendment to, or termination of, this Plan which causes the Plan to cease to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

ARTICLE VI
Allocations to Participants’ Accounts

6.1

Stock Account:

(a)

Credits to Account:  As of the last day of each Plan Year, the Stock Account of each Participant shall be credited with a fraction of the whole and fractional shares of Stock which, with respect to the Plan Year, are:  (i) purchased by the Trust Fund from the Employer Contribution Account, (ii) contributed in kind to the Trust Fund, (iii) forfeited from the Stock Accounts of other Participants, or (iv) released from the Suspense Account.

(b)

Allocation Formula:  The numerator and denominator of the fraction described in subsection (a) shall be determined as follows:

(1)

With respect to shares which are credited as a result of deductions from Participants’ Other Investment Accounts, the numerator of the fraction shall equal the value of the Participant’s Other Investments Account as of the preceding Valuation Date, plus Contributions, forfeitures, cash dividends and the Net Gain or Loss allocated to such account, and the denominator shall equal the sum of the numerators for each Participant for the Plan Year.

(2)

With respect to shares which are credited as a result of Employer Contributions to the Plan for the Plan Year, if the Participant is eligible to receive an allocation under Section 6.3 for the Plan Year, the numerator and denominator of the fraction shall be determined in accordance with the formula set forth in Section 6.2(a)(2).

6.2

6.3

Other Investment Account:

(a)

Credits:

(1)

Net Gain:  As of the last day of each Plan Year, the Other Investment Account of each Participant shall be credited with any Net Gain or Net Loss allocated to the Other Investment Account for the Plan Year under Section 6.4.

(2)

Employer Contributions:  As of the last day of each Plan Year the Other Investment Account of each eligible Participant described in Section 6.3 shall be credited with a fraction of Employer Contributions not made in the form of Stock and forfeitures from the Other Investment Account of other Participants.  The numerator of the fraction shall equal the Compensation of the eligible Participant for the Plan Year, and the denominator shall equal the sum of the Compensation of all such eligible Participants for the Plan Year.

(b)

Debit:  As of the last day of each Plan Year, the Other Investment Account of each Participant shall be debited by a fraction of the payments made by the Trust fund to (i) purchase Stock or (ii) to repay a Loan.  (Provided, however, that the amount debited under clause (ii) may not exceed the portion of the Other Investment Account which the Plan Administrator has determined is available, pursuant to Section 5.2, to meet obligations due upon a Loan.)

The numerator of the fraction shall equal the value of the Participant’s Other Investments Account as of the preceding Valuation Date, plus Employer Contributions, Forfeitures, cash dividends and the Net Gain or Loss allocated to such Account, and the denominator shall equal the sum of the numerators all Participants for the Plan Year.

6.4

Eligible Participants:  Subject to the limitations of this Article, the Plan Administrator shall make allocations under Sections 6.1 and 6.2 of amounts attributable to Employer Contributions to each Participant who earned 1000 or more Hours of Service during the Plan Year, and was employed by the Employer on the last day of the Plan Year.  Notwithstanding the foregoing, any Participant who dies or reaches Normal Retirement Age within the Plan Year shall receive an allocation under Sections 6.1 and 6.2 for the Plan Year regardless of whether the Participant has earned 1000 or more Hours of Service during the Plan Year or was employed by the Employer on the last day of the Plan Year.

6.5

Allocation of Net Gain and Net Loss of Trust Fund to Accounts:

(a)

Date of Valuation - As of the close of business on the last day of the Plan Year and, if the Sponsor or the Plan Administrator has designated a Valuation Date or Valuation Dates in addition to the last day of the Plan Year, as of the close of business on each such Valuation Date, the Trustee shall value the assets in the Trust Fund at their then market value.

(b)

Adjustment of Accounts as of Valuation Dates - The value of each Account as of a Valuation Date shall be equal to the value of the Account as of the preceding Valuation Date, and adjusted in the following order and manner:

(1)

Each Account shall be reduced by the amount of any distributions and withdrawals from the Account since the preceding Valuation Date.

(2)

Each Other Investment Account shall be increased or decreased by the Net Gain or Net Loss of the Trust Fund allocated under subsection (c).

(3)

Each Account shall be increased by the amount of Employer Contributions or Stock allocated to the Account under this Article VI.

(c)

Allocation of Net Gain and Net Loss:  As of each Valuation Date, there shall be allocated to each Other Investment Account its proportionate share of the Net Gain or Net Loss incurred by the Trust Fund since the last Valuation Date.

(1)

For the purpose of determining the Net Gain or Net Loss as of any current Valuation Date for the period since the preceding Valuation Date, the assets of the Trust Fund attributable to the affected Other Investment Accounts shall be valued as of the current Valuation Date based on the then fair market values, which shall give effect to gains, earnings, losses and other items of income and expense as of the current Valuation Date.  The Net Gain or Net Loss for the period shall be the amount by which the total net value of all such assets determined as of the current Valuation Date exceed the total net value of all such assets determined as of the preceding Valuation Date, reduced by the total of any Contributions made with respect to the Other Investment Accounts since the next preceding Valuation Date, and increased by the total of any withdrawals and distributions paid since the preceding Valuation Date.

(2)

A fraction of the Net Gain or Net Loss shall be allocated to the Other Investment Account of each Participant.  The fraction shall have a numerator equal to the balance in such Other Investment Account invested as of the preceding Valuation Date, reduced by withdrawals and distributions since the preceding Valuation Date.  The fraction shall have a denominator equal to the sum of the numerators (as determined under the preceding sentence) of all Participants in the Plan.  For this purpose, the Plan Administrator may, in its discretion but in a uniform and nondiscriminatory manner, use a time weighted balance of a Participant’s Other Investment Account to determine such allocation.

(d)

Use of Investment Funds:

(1)

The Plan Administrator may from time to time permit Participants and Beneficiaries to direct the investment of their Other Investment Accounts between or among Investment Funds.

(2)

Each Participant or Beneficiary otherwise eligible to direct the investment of his Other Investment Account shall designate, prior to the dates selected by the Plan Administrator with the consent of the Trustee, the percentage (consisting of integral multiples determined by the Plan Administrator with the consent of the Trustee) of the Other Investment Account to be invested in each Investment Fund.  If no election is made on time, the affected Other Investment Accounts shall be invested in the Investment Fund designated from time to time by the Plan Administrator for that purpose.

(3)

If the provisions of this subsection are in effect at any time, then the previous provisions of this section shall instead apply to each Investment Fund.  Those provisions of this section requiring the valuation of the Trust Fund as of the last day of the Plan Year shall continue to apply to the Trust Fund.

(e)

Allocation of Expenses:  Expenses incurred which relate to the Accounts of a particular Participant, such as expenses relating to the self direction of investments and any other extraordinary expenses deemed attributable by the Plan Administrator to such Participant’s Accounts, may be allocated to the Participant’s Accounts based on the actual expenses incurred by such Participant.  Other expenses incurred by the Plan that do not directly relate to an individual Participant may be borne by the Employer, may be paid from the unallocated portion of the Employer Contribution Account or may be allocated among all Participants’ Accounts on a nondiscriminatory basis.

(f)

Accounting for Allocations:  The Plan Administrator shall adopt accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants’ Accounts provided for in the Plan.  Except as provided in Treasury Regulation 54.4975-11(d), Stock acquired by the Plan shall be accounted for as provided under Treasury Regulation 1.402(a)-1(b)(2)(ii), allocations of Stock shall be made separately for each class of Stock, and the Plan Administrator shall maintain adequate records of the cost basis of all shares of Stock allocated to each Participant’s Stock Account.  From time to time, the Plan Administrator may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this section.

(g)

Cash Dividends:  Any cash dividends paid upon Stock held in the Trust Fund shall be paid, allocated or distributed as provided in Section 6.5.

6.6

Allocation of Cash Dividends:

(a)

Sponsor Determination:  Subject to the requirements of this section and of the Code, the Sponsor may determine the disposition of cash dividends paid upon shares of Stock held in the Trust Fund.

(1)

General Rule:  Subject to the provisions of paragraph (2), unless otherwise designated by the Sponsor, cash dividends will be used to make payments due on a Loan.  However, if no Loan is in force, or the Sponsor otherwise directs, cash dividends shall, at the discretion of the Sponsor, be:

(A)

paid by the Sponsor in cash to Participants;

(B)

paid by the Sponsor to the Trust Fund, and distributed from the Trust Fund to Participants not later than ninety (90) days after the close of the Plan Year in which paid; or

(C)

allocated to the Other Investment Accounts of Participants as a Net Gain.

(D)

For any Plan Year beginning on or after January 1, 2002, the Plan Administrator may permit Participants to elect, in a manner specified by the Plan Administrator, to have cash dividends paid on Stock allocated to their Stock Accounts either paid as described in subparagraphs (A) or (B) above, or paid to the Trust Fund and reinvested in Stock.

(2)

Restriction:  Cash dividends paid with respect to any shares of Stock may not be used to make payments due under a Loan unless the shares of Stock with respect to which the dividends are paid were acquired with the proceeds of the Loan.

(b)

Participant Election:  No payment may be made to a Participant under subparagraphs (A), (B) or (D) of paragraph (a)(1) unless (i) the Participant has, prior to the payment, filed with the Plan Administrator, on forms provided by the Plan Administrator, a written election to receive such a payment, and (ii) the Participant has a nonforfeitable interest in the entire balance of his Accounts.  Any payment of cash dividends to a Participant under subparagraphs (A), (B) or (D) of paragraph (a)(1) shall be accounted for as if the Participant receiving the distribution were the direct owner of the Stock, and shall not be treated as a distribution under the Plan.

(c)

Allocation Rules:

(1)

General Rule:  Cash dividends distributed or allocated under subsection (a) shall be distributed to, or allocated to the Other Investment Account of, each Participant who had Stock allocated to his Stock Account as of the last day of the Plan Year in which the dividend was paid.  Each such Participant shall receive (or have allocated to his Other Investment Account) a fraction of the total cash dividends distributed or allocated.  The fraction shall have a numerator equal to the number of whole and fractional shares of Stock allocated to his Account as of the first day of the valuation period, and a denominator equal to the total number of whole and fractional shares of Stock held in the Trust Fund and allocated to the Accounts of all Participants as of the first day of the Plan Year.

(2)

Allocation of Loan Payments for Allocated Shares:  Subject to the requirements of paragraph (3), if cash dividends on shares of Stock allocated to the Stock Accounts of Participants are used to make payments on a Loan, then a fraction of the shares of Stock released from the Suspense Account as a result of such payment shall be allocated to the Stock Account of each Participant who had shares of Stock allocated to his Stock Account as of the first day of the Plan Year in which the cash dividend was used to repay the Loan.  The fraction shall have a numerator equal to the number of whole and fractional shares of Stock allocated to his Stock Account on the first day of the Plan Year during which the dividend is was used to repay the Loan, and a denominator equal to the total number of whole and fractional shares of Stock held in the Trust Fund and allocated to the Stock Accounts of Participants as of the first day of that Plan Year.  However, the shares of Stock allocated to the Stock Account of each Participant shall have a Value at least equal to the amount which would have been allocated to the Participant’s Other Investment Account had the dividends been allocated under subparagraph (C) of paragraph (a)(1) during the Plan Year in which the dividends were used to repay the Loan.

(3)

Allocation of Loan Payments for Unallocated Shares:  If cash dividends on shares of Stock held in the Suspense Account are used to make payments on a Loan, then shares of Stock released from the Suspense Account as a result of the payment shall be allocated in the manner described in Section 6.1.

6.7

Allocation of Stock Splits or Dividends:  All Stock or other proceeds received by the Trustee with respect to Stock held in the Trust as a result of a stock split or stock dividend or as a result of a reorganization or other recapitalization of the Sponsor shall be allocated among Participants' Accounts and the Suspense Account.  The allocation shall be made to the Participants’ Accounts and the Suspense Account in proportion to the relative number of shares of Stock held in each such Account on the record date for the stock split, stock dividend, or recapitalization.  All Stock or other proceeds described in this section 6.6 which are allocated to the Suspense Account shall continue to be held in the Suspense Account until released in the manner provided in Section 5.1.

ARTICLE VII
Limitations on Allocations

7.1

Limitations on Annual Additions to Accounts:  Notwithstanding anything in this Plan to the contrary, the Annual Additions which may be credited to a Participant’s Accounts under this Plan with respect to any Limitation Year will not exceed the Maximum Permissible Amount, reduced by the annual additions credited to a Participant’s account for the same Limitation Year under another qualified defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the Employer.

(a)

Annual Additions

(1)

General Rule:  The term “Annual Additions” shall mean the sum of the following amounts credited to a Participant’s account for the Limitation Year:

(A)

Employer Contributions,

(B)

forfeitures,

(C)

amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer; and

(D)

amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit fund (as defined in Section 419(e) of the Code) maintained by the Employer.

(2)

Special Rule

(A)

Any Excess Amount applied under subsection (d) in a Limitation Year to reduce Employer Contributions will be considered Annual Additions for the Limitation Year.

(B)

During any Limitation Year in which not more than 1/3 of the Employer Contributions which are deductible under Section 404(a)(9) of the Code as payments of principal or interest on a Loan are allocated to the Accounts of Highly Compensated Employees, Annual Additions shall not include:  (i) forfeitures of Stock acquired with the proceeds of a Loan, and (ii) contributions which are deductible as interest payments under Section 404(a)(9)(B) of the Code and charged against a Participant’s Accounts.

(b)

Maximum Permissible Amount:  The term “Maximum Permissible Amount” shall mean the lesser of:

(1)

the Defined Contribution Dollar Limitation, or

(2)

the Participant’s Compensation for the Limitation Year.

The compensation limit referred to in paragraph (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

(c)

The term “Excess Amount” shall mean the excess of the Participant’s Annual Additions with respect to the Plan for the Limitation Year over the Maximum Permissible Amount.

(d)

If, due to a reasonable error in estimating a Participant’s annual Compensation, or through an allocation of forfeitures, or under such other facts and circumstances as the Secretary of the Treasury or his delegate finds justify the availability of relief, any Excess Amount will be disposed of as follows.

(1)

If the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant’s Accounts will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

(2)

If after the application of paragraph (1) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account.  The suspense account will be applied to reduce future Employer Contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

(3)

If a suspense account is in existence at any time during a Limitation Year pursuant to this section, it will not participate in the allocation of Net Gains and Net Losses for that Plan Year.  If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants’ Accounts before any Employer Contributions may be made to the Plan for that Limitation Year.  Excess Amounts may not be distributed to Participants or former Participants.

(e)

If the annual additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount, and the Contributions that would otherwise be contributed or allocated to the Participant’s Accounts under this Plan would cause the annual additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated under such other Plan will be reduced so that the annual additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount.

7.2

Deduction Limitation:  The Employer shall not make Contributions to this Plan for any taxable year which exceed the limitations on deductions contained in Section 404 of the Code.  Any Contributions to the Plan are hereby expressly conditioned upon their deductibility under Section 404 of the Code.  Any Contributions which are not a deductible expense of the Employer under Section 404 of the Code shall be returned to the Employer in accordance with the procedures described in Section 17.3.

7.3

Special Limitation for Participants Who Sell Their Stock:  If any person sells any shares of Stock to the Plan and elects to have the federal income tax treatment of the  sale determined under the provisions of Section 1042 of the Internal Revenue Code (a “Section 1042 transaction”), then the following provisions shall be applicable.

(a)

During the three (3) year period after the date on which the Plan acquires any Stock pursuant to a Section 1042 transaction, the Plan shall not dispose of any such Stock if:

(1)

the total number of shares held by the Plan after such disposition is less than the total number held immediately after the Section 1042 transaction, or

(2)

except to the extent provided in regulations, the value of Stock held by the Plan after disposition is less than thirty percent (30%) of the total value of all Stock as of such disposition.  This paragraph shall not apply with respect to a distribution of Stock made for any of the following reasons:

(A)

the death of a Participant,

(B)

the retirement of a Participant after the Participant has attained age 59-1/2,

(C)

the disability of a Participant,

(D)

the separation of a Participant from service for any period which results in a one-year Break in Service, or

(E)

in order to meet the diversification requirements of Section 401(a)(28) of the Internal Revenue Code.

(b)

No portion of the Plan’s assets attributable to (or allocable in lieu of) Stock acquired pursuant to a Section 1042 transaction may be allocated directly or indirectly under the Plan:

(1)

during the nonallocation period (as defined in subsection (c) below), for the benefit of:

(A)

any person who makes the election under Section 1042 of the Code with respect to Stock, or

(B)

any individual who is related to the person electing such treatment within the meaning of Section 267(b) of the Code, or

(2)

for the benefit of any other person who owns more than twenty-five percent (25%) of the outstanding Stock of the Employer as determined under Section 409(n) of the Code.

Notwithstanding the provisions of clause (b)(1)(B) of the immediately preceding sentence, shares of Stock which the Plan has purchased in a Section 1042 transaction may be allocated to the seller’s lineal descendants; provided, however, that the aggregate amount of such Stock that may be allocated to the Accounts of all lineal descendants of the seller may not exceed five percent (5%) of the Stock held by the Plan which is attributable to sales to the Plan by any persons related to such descendants (within the meaning of Section 267(c)(4) of the Code) in transactions to which Section 1042 of the Code applied.

(c)

“Nonallocation period” means the period beginning on the date of the sale of the Stock and ending on the later of:  (i) the date which is ten (10) years after the date of sale, or (ii) the date of the plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with such sale.

7.4

Prohibited Allocations of Securities.

(a)

Prohibited Allocations.  For any Plan Year in which the Trust Fund holds Stock consisting of stock in an S corporation, no portion of the assets of the Plan attributable to (or allocable in lieu of) such Stock may, during a Nonallocation Year, accrue (or be allocated directly or indirectly under any plan of the Employer meeting the requirements of Section 401(a) of the Code) for the benefit of any Disqualified Person.

(b)

Definitions.  For the purposes of this Section, the following words and phrases shall bear the meanings indicated:

(1)

“Disqualified Person” has the meaning set forth at Section 409(p)(4) of the Code.

(2)

“S corporation” has the meaning set forth at Section 1361 of the Code.

(3)

“Nonallocation Year” has the meaning set forth at Section 409(p)(3) of the Code.

ARTICLE VIII
Retirement Benefits

8.1

Events Entitling Participant to Distribution:  A Participant shall be entitled to a distribution of his or her Accrued Benefit upon the Participant’s retirement from the service of the Employer after attainment of Normal Retirement Age.  A Participant who separates from the service of the Employer prior to reaching Normal Retirement Age shall be entitled to receive a distribution in accordance with the provisions of Article XI.  A Participant who attains Normal Retirement Age and continues to be an Employee shall continue to share in the allocation of Employer Contributions and Net Gains and Net Losses.

8.2

8.3

Property Distributed:  Distribution of a Participant’s Accrued Benefit will be made in whole shares of Stock or in cash in the manner set forth in this section.

(a)

Within a reasonable time prior to the date specified by the Plan Administrator for commencement of distribution, the Participant or Beneficiary entitled to such distribution will be notified in writing by the Plan Administrator of his right to demand that all or any part of the distribution be made in whole shares of Stock (except for cash in lieu of fractional shares).

(b)

The Participant or Beneficiary, as the case may be, may, within a reasonable time following the date of the Plan Administrator’s notification of such right, notify the Plan Administrator in writing of his demand that all or a specified portion of the distribution be made in whole shares of Stock.  If the Participant or Beneficiary, as the case may be, exercises such right, the balance in the Participant’s Other Investments Account, to the extent necessary to comply with such demand, will be used to acquire whole shares of Stock for distribution at their Value, with the Value of fractional shares distributed in cash.

(c)

In the absence of the timely exercise of such right as set forth above, or if the Participant demands that less than all of such distribution be made in whole shares of Stock, distribution of the Participant’s Accrued Benefit, or the portion thereof not demanded in whole shares of Stock, will be made in whole shares of Stock or in cash or partially in shares of Stock and partially in cash, as determined by the Plan Administrator.

(d)

Provided, however, that for any Plan Year in which the Employer is an S corporation (as defined in Section 1361 of the Code), the distribution of a Participant’s Accrued Benefit will be made in the form of a cash payment equal to the Value, determined as of the Valuation Date immediately preceding the distribution, of the shares of Stock and other assets allocated to the Participant’s Accounts.

8.4

Methods of Benefit Payment.  If a Participant’s Accrued Benefit becomes payable under Section 8.1, the Accrued Benefit shall be paid in one of the settlement options described in subsections (a) or (b), as the Participant shall elect:

(a)

in the form of a lump sum, or

(b)

in the form of installments payable monthly, quarterly, semiannually or annually over a period which does not exceed the Participant’s Life Expectancy, or the Life Expectancy of the Participant and the Participant’s Beneficiary.

8.5

Participant Loans and In-Service Withdrawals:  The Plan shall not permit Participant loans or in-service withdrawals.

8.6

Direct Rollovers:  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.  For purposes of this Section, the following terms shall be defined as follows:

(a)

“Eligible Rollover Distribution” means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

(1)

any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for life (or Life Expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s Designated Beneficiary, or for a specified period of ten years or more;

(2)

any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and

(3)

the portion of any distribution that is not includible in the Distributee’s gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b)

“Eligible Retirement Plan” means:

(1)

an individual retirement account described in section 408(a) of the Code,

(2)

an individual retirement annuity described in section 408(b) of the Code,

(3)

an annuity plan described in section 403(a) of the Code or an annuity contract described in Section 403(b) of the Code,

(4)

an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, or

(5)

a qualified trust described in section 401(a) of the Code that accepts the Distributee’s Eligible Rollover Distribution.

(c)

“Distributee” includes a Participant.  In addition, the Participant’s Surviving Spouse and the Participant’s Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

(d)

“Direct Rollover” means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

ARTICLE IX
Voting Stock

9.1

Voting Rights:  The Trustee shall be entitled to vote, and shall vote, any Stock held in the Trust only in accordance with the provisions of this Article.

9.2

Registration Type Securities:

(a)

The Plan Administrator shall adopt procedures to notify the Participants who have Stock of a Registration-type Class allocated to their Stock Accounts of the time and place of each meeting at which holders of such stock shall be entitled to vote.  The Trustee shall receive and execute instructions from each Participant with respect to the voting at the meeting of Stock of a Registration-type Class that is allocated to such Participant’s Stock Account.

(b)

The Trustee shall vote any Stock of a Registration-type Class allocated to the Stock Account of a Participant who fails to timely instruct the Trustee with respect to voting such stock at the meeting in accordance with the written instructions of the Plan Administrator.

(c)

For purposes of this Article, Stock shall be considered a Registration-type Class if such stock is a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934, or would be a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934 but for the exemption from registration provided under Section 12(g)(2)(H) of the Securities Exchange Act of 1934.

9.3

Nonregistration Type Securities:

(a)

The Trustee shall vote any Stock of a Nonregistration-type Class allocated to the Stock Account of a Participant in accordance with the written instructions of the Plan Administrator; except as provided in subsections (b) and (c) below.

(b)

The Trustee shall vote any Stock of a Nonregistration-type Class allocated to the Stock Account of a Participant in accordance with the procedures set forth in Section 9.2 above with respect to any corporate matter relating to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all of the assets of the Employer or any other transaction described under applicable rules and regulations.

(c)

Notwithstanding subsections (a) and (b) above to the contrary, the Trustee shall vote any Stock of a Nonregistration-type Class allocated to the Stock Account of a Participant in accordance with Section 9.2 above with respect to any corporate matter selected by the Plan Administrator.

(d)

For purposes of this Article, Stock shall be considered a Nonregistration-type Class if such stock is not described in Section 9.2(c) above.

9.4

Suspense Account:  The Trustee shall vote any Stock held in the Trust but not allocated to the Stock Account of a Participant in accordance with the written instructions of the Plan Administrator.

ARTICLE X
Death Benefits

10.1

Amount of Death Benefit:  The Beneficiary of a Participant who dies prior to receiving benefits hereunder shall be entitled to receive death benefits as provided hereinafter.

10.2

Payment of Death Benefit:  The Trustee shall distribute a decreased Participant’s Accrued Benefit to the Participant’s Beneficiary, as elected by the Beneficiary, in the form of a lump sum or in the form of a direct rollover as described in Section 8.5.  The distribution shall occur as soon as administratively practicable after the end of the Plan Year during which the Participant died.  However, if the Beneficiary files a written election with the Plan Administrator, such distribution may be made at an earlier date.  In that event, the Participant’s Accounts shall not share in an allocation of Net Gain or Net Loss since the Valuation Date preceding the date of the distribution.

10.3

Beneficiary Designation:  Each Participant shall have the right to designate and change his or her Beneficiary or contingent Beneficiary, subject to Section 1.5.  The Participant shall also have the right to designate for such Beneficiary any settlement option or combination thereof provided in this Plan, or to confer upon the Beneficiary the power to elect any settlement options provided hereunder.  Such right shall be exercised by a written instruction signed by the Participant.

10.4

Selection by Beneficiary:  Notwithstanding any contrary provisions contained herein, and subject to the approval of the Trustee, a Beneficiary shall have the power to elect any settlement option hereunder.  This election is intended to provide the Beneficiary with the specific power to revoke a prior designation of a settlement option by a Participant.

ARTICLE XI
Termination Benefits

11.1

Vesting Schedule:  The nonforfeitable interest of each Participant in his Accounts shall be determined as follows:

(a)

Each Participant shall have a nonforfeitable interest in the entire portion of his Accounts upon the earliest to occur of the following events:

(1)

The Participant reaches the Normal Retirement Age;

(2)

The Participant dies prior to the termination of his employment by the Employer; or

(3)

The Participant reaches the later of (i) his 65th birthday, or (ii) the fifth anniversary of the date he became a Participant in the Plan.

(b)

Subject to earlier vesting under the terms of subsection (a), the nonforfeitable interest of a Participant in the portion of his Account attributable to Employer Contributions shall be determined according to the following schedule:

Years of Service

Nonforfeitable Percentage

Less than 3

0%

3 or more

100%

11.2

Determination of Accrued Benefit:  The amount of the Accrued Benefit shall be determined as of the date on which the termination of employment takes place.  In no event will the Participant’s Accounts be credited with Net Gains or Net Losses which occur after the Valuation Date immediately preceding the date such Participant’s benefits are actually distributed from the Plan.

11.3

Payment of Accrued Benefit:

(a)

The Trustee shall distribute a terminated Participant’s vested Accrued Benefit to the Participant as soon as administratively practicable following the date on which such Participant has separated from the service of the Employer and files a written request for such a distribution on a form provided by the Plan Administrator for that purpose.  The Participant shall not share in an allocation of Net Gain or Net Loss since the Valuation Date preceding the date of the distribution.

(b)

Consent requirements:

(1)

Payment of a Participant’s Accrued Benefit may not begin before the Participant reaches the later of age 62 or Normal Retirement Age, unless

(A)

prior to the Annuity Starting Date, the Participant’s Accounts Balance does not exceed $5,000;

(B)

the Participant requests the payment; or

(C)

the Participant is deceased.

(2)

For purposes of this section, the term “Annuity Starting Date” means the first day of the first period for which an amount of the Participant’s Accrued Benefit is paid in any form.

(c)

Payment of a Participant’s Accrued Benefit shall be made in the accordance with the method or methods permitted in Section 8.3.

(d)

Forfeitures:

(1)

If the value of a participant’s vested interest in his Account balance is zero, the Participants shall be deemed to have received a distribution of his vested interest in his Account balance upon his termination of service with the Employer.  Coincident therewith, the Participant’s Account will be forfeited.  The Participant shall not share in the allocation of Net Gain or Net Loss since the Valuation Date preceding the date of the forfeiture.  Any such forfeiture for a Plan Year shall be allocated to the Accounts of remaining Participants in accordance with Article VI.

(2)

If a Participant who receives a distribution or who is deemed to have received a distribution pursuant to this Section 11.3 and who has incurred a forfeiture returns to the service of the Employer and again becomes a Participant, then the Participant’s Account will be restored to the amount on the date of the distribution if the Participant repays to the Plan the full amount of the distribution (if any) which he received on or before the earlier of --

(A)

five years after the first date on which the Participant is subsequently re-employed by the Employer, or

(B)

the close of the first period of five consecutive One Year Breaks In Service commencing after the distribution.

(3)

Any amounts recredited as a result of the operation of this subsection (d) shall be made from Plan assets in the following order and manner:

(A)

from other forfeitures occurring during the Plan Year;

(B)

from additional Employer Contributions credited to the Plan for the Plan Year.

ARTICLE XII
Distribution Requirements

12.1

General Rules.

(a)

The requirements of this Article shall apply to any distribution of a Participant’s interest in his Accounts, and will take precedence over any inconsistent provisions of this Plan.

(b)

All distributions required under this Article shall be determined and made in accordance with the final Treasury Regulations under Section 401(a)(9) of the Code.

12.2

Time and Manner of Distribution.

(a)

Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

(b)

Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(1)

If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, then distributions to the Surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(2)

If the Participant's Surviving Spouse is not the Participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(3)

If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(4)

If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary and the Surviving Spouse dies after the Participant but before distributions to the Surviving Spouse begin, this subsection 12.2(b), other than paragraph (1), will apply as if the Surviving Spouse were the Participant.

For purposes of this subsection (b) and section 12.4, unless paragraph (4) applies, distributions are considered to begin on the Participant's Required Beginning Date. If paragraph (4) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under paragraph (1).

(c)

Forms of Distribution. Unless the Participant's interest is distributed in the form of a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with sections 12.3 and 12.4 of this article.

12.3

Required Minimum Distributions During Participant's Lifetime.

(a)

Amount of Required Minimum Distribution For Each Distribution Calendar Year.  During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

(1)

the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

(2)

if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's Spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the Distribution Calendar Year.

(b)

Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 12.3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death

12.4

Required Minimum Distributions After Participant's Death.

(a)

Death On or After Date Distributions Begin.

(1)

Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

(A)

The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B)

If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the Surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the Surviving Spouse's age as of the Spouse's birthday in that year. For Distribution Calendar Years after the year of the Surviving Spouse's death, the remaining Life Expectancy of the Surviving Spouse is calculated using the age of the Surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

(C)

If the Participant's Surviving Spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

(2)

No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(b)

Death Before Date Distributions Begin.

(1)

Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in subsection (a).

(2)

No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(3)

Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, and the Surviving Spouse dies before distributions are required to begin to the Surviving Spouse under section 12.2(b)(1), this section 12.4(b) will apply as if the Surviving Spouse were the Participant.

12.5

Definitions.

(a)

Designated Beneficiary. The individual who is designated as the Beneficiary under section 1.5 of the Plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

(b)

Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 12.2(b). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

(c)

Life Expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury Regulations.

(d)

Participant's Account Balance. The balance in the Participant's Account as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Participant's Account Balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(e)

Required Beginning Date.

(1)

Non-5-percent owners:  The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

(2)

5-percent owners:  The required beginning date of a Participant who is a 5-percent owner is the first day of April following the later of:

(A)

the calendar year in which the Participant attains age 70 1/2 or

(B)

the earlier of the calendar year with or within which ends the Plan year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

(3)

5-percent owner:  A Participant is treated as a 5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top heavy).

(4)

Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

12.6

Commencement of Benefits:

(a)

Unless the Participant otherwise elects by submitting to the Plan Administrator a written statement, signed by the Participant, which describes the benefit and the date on which the payment of such benefit shall commence, payment of benefits shall begin no later than the sixtieth (60th) day after the close of the Plan Year in which the Participant became entitled to distribution of benefits under Section 8.1, subject to the provisions of subsections (b), and (c).

(b)

In the event that the Trustee has not completed valuations necessary for a determination of the exact amount of benefits to be distributed as of a Valuation Date, or the Plan Administrator has been unable to locate the Participant after making reasonable efforts to do so, to the extent not prohibited by the Code or ERISA and valid regulations thereunder, the beginning of such distribution may be delayed until sixty (60) days after such valuation has been completed or such Participant has been located.

(c)

In the event that a Participant has not been located within seven (7) years from the date that such Participant’s benefit under this Plan first became payable, the Participant’s Accounts shall be deemed abandoned and shall be reallocated among the remaining Participants in a nondiscriminatory manner.  In the event that a Participant, whose Accounts were deemed abandoned and reallocated, is later located, such Participant’s Accounts shall be restored and distribution of such benefit shall commence no later than the sixtieth (60th) day after the close of the Plan Year in which the Participant is located.

ARTICLE XIII
Plan Administration

13.1

Allocation of Powers:  The Employer shall have the exclusive responsibility for making the contributions provided for herein.  The Sponsor shall have the exclusive power to appoint and remove the Trustee and the Plan Administrator, and the exclusive power to amend or terminate this Plan.  The Employer and the Sponsor shall have no other exclusive authority, discretion and responsibility to manage and control the assets of the Plan.  The Trustee shall have no responsibilities other than those provided in this Plan.  The Plan Administrator shall have the exclusive authority and responsibility, in its sole and absolute discretion, to interpret the provisions of the Plan, determine eligibility for benefits under the Plan, to control and manage the operation and administration of this Plan in accordance with the terms and conditions described in this Plan, and to exercise all Fiduciary functions provided in the Plan or necessary to the operation of the Plan except such functions as are assigned to other Fiduciaries pursuant to this Plan.  Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan authorizing or providing such direction, information or action.  Furthermore, each Fiduciary may rely upon such direction, information or action of another Fiduciary as being proper under this Plan, and is not required to inquire into the propriety of any such direction, information or other action.  It is intended under this Plan that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations.  Each fiduciary shall not be responsible for any act or failure to act of another Fiduciary except in circumstances where ERISA imposes liability for the breach of a co-Fiduciary.  No Fiduciary guarantees the trust fund in any manner against investment loss or depreciation in asset value except in circumstances where ERISA imposes liability for such loss or depreciation.

13.2

Plan Administration:  The Plan shall be administered by the Plan Administrator.  All usual and reasonable expenses of the Plan Administrator may be paid in whole or in part by the Employer, and any expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund.

13.3

Reporting and Disclosure:  The Plan Administrator shall exercise such authority and responsibility as it deems necessary to comply with the reporting and disclosure requirements of ERISA and any valid governmental regulations issued thereunder relating to the preparation and filing of all reports and registrations required to be filed by the Plan with any governmental agency; compliance with all disclosure requirements imposed by state or federal laws; maintenance of all records of the Plan other than those required to be maintained by other Fiduciaries; and the preparation and delivery of all reports, information and notifications required to be given to Participants or Beneficiaries in accordance with state or federal laws.

13.4

Plan Administrator’s Duties and Powers:  The Plan Administrator shall have absolute discretionary power and authority to carry out its duties under the Plan.  By way of illustration and not limitation, the Plan Administrator is empowered and authorized to make rules and regulations in respect of the Plan not inconsistent with the Plan, the Code or ERISA; to determine, consistently therewith, all questions that may arise as to the eligibility, benefits, status and right of any person claiming benefits under the Plan, including (without limitation) Participants, former Participants, Surviving Spouses of Participants and Beneficiaries; and subject to and consistent with ERISA, to construe and interpret the Plan and correct any defect, supply any omissions or reconcile any inconsistencies in the Plan, such action to be final and conclusive on all persons claiming benefits under the Plan.  In addition, the Plan Administrator shall have any other duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

(a)

To prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

(b)

To prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Plan;

(c)

To receive from the Employer and from Participants such information as shall be necessary for the proper administration of the Plan;

(d)

To furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

(e)

To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the trust fund from the Trustee;

(f)

To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel, and to pay such individuals reasonable fees for the performance of services.

13.5

Administrative Rules:  The Plan Administrator may adopt such rules as it deems necessary, desirable, or appropriate.  All rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances.  Upon making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer, or the Trustee.  In the event that more than one individual or entity is appointed as Plan Administrator, the action of a majority of such individuals or entities shall constitute an action of the Plan Administrator.

13.6

Directions to Trustee:  The Plan Administrator shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan.

13.7

Benefit Applications:  The Plan Administrator may require a Participant to complete and file an application for a benefit, to complete all other forms furnished by the Plan Administrator, and to furnish all pertinent information requested by the Plan Administrator.

13.8

Discretion and Delegation:  The Plan Administrator shall have absolute discretion in interpreting the provisions of the Plan and in carrying its duties hereunder.  The Plan Administrator may delegate all or part of its duties hereunder to one or more agents, and may retain advisors to assist it.

13.9

Domestic Relations Order:  The Plan Administrator shall develop written procedures to determine whether a domestic relations court order meets the requirements of a qualified domestic relations order as defined in Code Section 414(p) and to determine the method of distributing benefits in compliance with the order.  If the Plan Administrator determines that a domestic relations order is qualified under Code Section 414(p), then the date of such determination shall be deemed the “earliest retirement age” under Code Section 414(p) with respect to the Participant against whom the domestic relations order is entered, and the Plan Administrator may make an immediate distribution only to the alternate payee(s) under such order.

ARTICLE XIV
Top Heavy Rules

14.1

Effective Date:  If the Plan is or becomes top heavy in any Plan Year, the provisions of this Article, as modified by the terms of Section 14.5, will supersede any conflicting provisions in the Plan.

14.2

Determination of Top Heavy Status:  The Plan is top heavy for a particular Plan Year if, as of the determination date, any of the following conditions exists:

(a)

If the top heavy ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

(b)

If the Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the top heavy ratio for the group of plans exceeds 60 percent.

(c)

If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the top heavy ratio for the Permissive Aggregation Group exceeds 60 percent.

In the case of a Required Aggregation Group, each plan in the group will be considered to be top heavy if the Required Aggregation Group is determined to be top heavy.  No plan in the Required Aggregation Group will be considered to be top heavy if the Required Aggregation Group is not top heavy.  The Employer may also include any other plan not required to be included in the Required Aggregation Group, providing the resulting group, taken as a whole, will continue to satisfy the provisions of the Code Sections 401(a)(4) and 410 of the Code.  Such group hereinafter shall be known as a Permissive Aggregation Group.  In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered top heavy if the Permissive Group is top heavy.  No plan in the Permissive Aggregation Group will be considered top heavy if the Permissive Aggregation Group is not top heavy.  Only those plans of the Employer in which the determination dates fall within the same calendar year are aggregated in order to determine whether such plans are top heavy.  The Accounts of a Participant who has not performed any services for the Employer during the five (5) year period ending on the determination date shall be disregarded for purposes of making the determination of top heavy status.

14.3

Definitions and Special Rules:  The following definitions shall apply for purposes of this Article:

(a)

Top Heavy Ratio:

(1)

If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the top heavy ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account Balances of all Key Employees as of the determination date(s) (including any part of any Accounts Balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of the Accounts Balances of all Participants (including any part of any Accounts Balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder.  Both the numerator and denominator of the top heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

(2)

If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top heavy ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with paragraph (1) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s) and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with paragraph (1) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder.  The accrued benefits under a defined benefit plan in both the numerator and denominator of the top heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date.

(3)

For purposes of paragraphs (1) and (2) above the value of the account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Section 416 of the Code and the Treasury Regulations thereunder for the first and second plan years of a defined benefit plan.  The account balances and accrued benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the determination date will be disregarded.  The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder.

(4)

Deductible employee contributions will not be taken into account for purposes of computing the top heavy ratio.  When aggregating plans the value of Accounts Balances and Accrued Benefits will be calculated with reference to the determination dates that fall within the same calendar year.

(5)

The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(c) of the Code.

(b)

Key Employee.  Any Employee or former Employee (and the Beneficiaries of each such Employee) who, at any time during the determination period was:

(1)

an officer of the Employer whose annual Compensation exceeds 50% of the dollar limitation under Section 415(b)(1)(A) of the Code;

(2)

an owner (or considered an owner under Section 318 of the Code of one of the ten largest interests in the Employer if such individual’s Compensation exceeds 100 percent of the dollar limitation under Section 415(c)(1)(A) of the Code;

(3)

a five percent (5%) owner of the Employer; or

(4)

a one percent (1%) owner of the Employer who has an annual Compensation of more than $150,000.

Annual Compensation means Compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee’s gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code.  The determination period is the Plan Year containing the determination date and the 4 preceding Plan Years.

The determination of Key Employee status will be made in accordance with Code Section 416(i)(1) of the Code.

(c)

Determination Date:  For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year.  For the first Plan Year of the Plan, the last day of that Year.

(d)

Present Value:  For purposes of establishing present value to compute the top heavy ratio, any benefit shall be discounted only for mortality and interest based on a 6% interest rate and the Unisex Pension 1984 Mortality Table.

(e)

Valuation Date:  For purposes of computing the top heavy ratio, the valuation date shall be the last day of each Plan Year.

(f)

Permissive Aggregation Group:  The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

(g)

Required Aggregation Group:

(1)

Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and

(2)

any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

14.4

Effect of Top Heavy Status:  The following rules shall apply to any Participant who earns an Hour of Service during any Plan Year in which the Plan is determined to be top heavy.

(a)

Minimum Allocation:

(1)

Except as otherwise provided in paragraphs (3) and (4) below, the Employer Contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant’s Compensation or, in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest Employer Contributions and forfeitures, expressed as a percentage of the Key Employee’s Compensation, allocated on behalf of any Key Employee for that year.  The minimum allocation is determined without regard to any Social Security contribution.  Also, elective deferrals described in Section 401(k) of the Code and matching contributions described in Section 401(m) of the Code may not be treated as Employer Contributions for purposes of satisfying this Minimum Allocation.  This Minimum Allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant’s failure to complete 1,000 Hours of Service during the Plan Year (or any equivalent provided in the plan), or (ii) the Participant’s failure to make mandatory employee contributions to the Plan, or (iii) the Participant earns Compensation less than a stated amount.

(2)

For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in Section 1.8 of the Plan.

(3)

Paragraph (1) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

(4)

For purposes of Paragraph (1) above, Employer Contributions and forfeitures allocated under any other defined contribution plan of the Employer, in which any Key Employee participates or which enables another defined contribution plan to meet the requirements of Code Section 401(a)(4) or 410, shall be considered contributions and forfeitures allocated under this Plan.

(5)

In the case of any Participants who are not Key Employees and who participate in both this Plan and a defined benefit plan of the Employer, the foregoing provisions of this subsection shall be inapplicable and the Employer shall provide that each Non-Key Employee eligible to participate in this Plan has, at any time, a minimum accrued benefit under the defined benefit plan, expressed as a life annuity commencing at Normal Retirement Age, equal to at least the product of (i) the Employee’s average compensation for the five consecutive years when the Employee had the highest aggregate compensation from the Employer and (ii) the lesser of 2% per Year of Service or 20%.  For purposes of computing the product in the foregoing sentence, compensation in years before January 1, 1984 and in years after the close of the last Plan Year in which the Plan is top heavy shall be disregarded, and similarly, Years of Service shall exclude Years of Service when the Plan was not top heavy (for any Plan Year ending during such Year of Service) and Years of Service completed in a Plan Year beginning before January 1, 1984.  Although accruals of Employer derived benefits, whether or not attributable to years for which the Plan is top heavy, may be used to satisfy the defined benefit plan minimum, all accrued benefits attributable to Employee Contributions and for Plan Years beginning before January 1, 1985, Employer Contributions attributable to a salary reduction or similar arrangement made pursuant to Code Section 401(k)), shall be ignored.

(6)

To the extent required under Section 416(b) of the Code the minimum allocation provided by this subsection (a) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

(7)

If an Employee is a Participant in this Plan and another defined contribution plan included in a Required Aggregation Group, this Plan shall be the last defined contribution plan to provide a minimum allocation for such Non-Key Employee.

(b)

If the Plan is determined to be top heavy during any Limitation Year, the Plan Administrator shall apply the limitations of Section 7.1 to the Participant by substituting 100 percent for 125 percent in each place in which it appears in the fractions described in such section.  Provided, however that the foregoing sentence shall not apply if

(1)

the top heavy ratio is 0.90 or less, and

(2)

each Non-Key Employee receives an additional minimum contribution or benefit under a plan of the Employer.  In the case of a Non-Key Employee participating only in a defined benefit plan, the additional minimum benefit for each Year of Service counted is one percentage point, up to a maximum of ten percentage points, of the Employee’s average Compensation for the five consecutive years when the Employee had the highest aggregate compensation from the Employer.  In the case of a Non-Key Employee participating only in this Plan or another defined contribution plan, the additional minimum contribution is one percent of the Employee’s Compensation.  In the case of a Non-Key employee participating both in a defined benefit plan and this or another defined contribution plan, there is no additional minimum benefit.

(c)

During any Plan Year in which the Plan is determined to be a Top Heavy Plan, then the following vesting schedule shall automatically apply to the Plan:

Years of Service

Nonforfeitable Percentage

Less than 3

0%

3 or more

100%

14.5

Modification of Top-Heavy Rules.

(a)

Effective Date.  This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years.  This section modifies the preceding provisions of this Article XIV.

(b)

Determination of Top-Heavy Status.

(1)

Key Employee.  Key employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code.  The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(2)

Determination of Present Values and Amounts.  This paragraph (2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

(A)

Distributions During Year Ending on the Determination Date.  The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code.  In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

(B)

Employees not performing services during year ending on the determination date.  The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

(3)

Minimum Benefits.

(A)

Matching Contributions.  Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan.  The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be made in another plan, such other plan.  Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

(B)

Contributions Under Other Plans.  The Employer may provide that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a case or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met).

ARTICLE XV
The Trustee

15.1

Resignation and Removal:  A Trustee may resign by written instrument addressed to the Sponsor.  The Sponsor may remove the Trustee by a written instrument addressed to the Trustee.  Appointments to vacancies shall be made by the Sponsor and any successor Trustee shall evidence its acceptance of such appointment by written instrument addressed to the Sponsor.  Upon written acceptance of such appointment by the successor Trustee, the Trustee shall assign, transfer and pay over to such successor Trustee, the funds and properties then constituting the trust fund together with the proper accounting therefore.  If such accounting is not objected to within 60 days after the receipt thereof by the Sponsor or the successor Trustee, the Trustee shall be deemed to be discharged of all duties under the Plan except to the extent otherwise provided by law.

15.2

Information to be Furnished to Trustee:  The Sponsor and the Plan Administrator shall furnish to the Trustee such information as requested by the Trustee for the purpose of enabling the Trustee to carry out the provisions of the Plan, and the Trustee may rely upon such information as being correct.

15.3

Accounting:  The Trustee shall keep accurate and detailed accounts of investments, receipts, disbursements and other transactions hereunder and all such accounts and other records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Sponsor or the Plan Administrator.  Within ninety (90) days following the close of the Plan Year and within ninety (90) days after the removal or resignation of the Trustee as provided herein, the Trustee shall file with the Sponsor a written account setting forth all investments, receipts, disbursements and other transactions effected by it during such Plan Year or during the period from the close of the last Plan Year to the date of such removal or resignation.  Subject to any express provision of applicable law as may be in effect from time to time to the contrary, no person other than the Sponsor may require an accounting or bring any action against the Trustee with respect to the trust fund or its actions as Trustee.

15.4

Trustee’s Right to Judicial Settlement:  Notwithstanding any other provision of this Article, the Trustee shall have the right to have a judicial settlement of its accounts.  In any proceeding for a judicial settlement of the Trustee’s accounts, or for instructions in connection with the trust fund, the only necessary parties thereto in addition to the Trustee shall be the Sponsor and the Plan Administrator.  If the Trustee so elects, it may bring in any other person or persons as a party or parties defendant.

15.5

Trustee’s Expenses:  To the extent not paid by the Employer, expenses incurred by the Trustee in the performance of its duties under the Plan, including reasonable compensation for agents and for the services of counsel rendered to the Trustee, expenses related thereto and all other proper charges and disbursements of the Trustee including all taxes of any kinds whatsoever that may be levied or assessed under existing or future laws shall be paid by the Trustee out of the Plan, and such expenses shall constitute a charge upon the Plan.

15.6

Payment of Benefits to Incompetent:  In the event that any benefit under the Plan is payable to a minor or other legally incompetent person, the Trustee shall not require the appointment of a guardian but shall be authorized to pay the same to any person having custody of such minor or incompetent person, to pay to such minor or incompetent person without the intervention of the guardian, or to pay the same to a legal guardian of such minor or incompetent person if one has already been appointed.

15.7

Trustee’s Investment Powers:  Subject to the fiduciary responsibility provisions of ERISA, the Trustee may hold and invest, all trust funds as follows:

(a)

To invest or reinvest, consistent with the provisions of Article IV, all or any part of the trust funds in any real or personal property as the Trustee may deem advisable, including but not limited to:

(1)

Stock;

(2)

any securities normally traded by and obtainable through a stockbroker or “over the counter” dealer or on a recognized exchange;

(3)

any shares of an investment company registered under the Investment Company Act of 1940, as amended;

(4)

the deposit of any and all trust funds with an Insurer for the payment of interest thereon; and

(5)

any securities issued or guaranteed by the United States of America or any of the instrumentalities or States thereof or of any county, city, town, village, school district, or other political subdivision of any said states.

(b)

To sell or exchange any part of the assets of the Plan.

(c)

To vote, subject to the requirements of Article IX, in person or by proxy the Stock, securities and investment company shares which it holds as Trustee, and to delegate such power subject to Article IX.

(d)

To consent to or participate in dissolutions, reorganizations, consolidations, mergers, sales, transfers or other changes in securities and investment company shares which it holds as Trustee, and, in such connection, to delegate its powers, and to pay all assessments, subscriptions and other charges.

(e)

To exercise all rights, privileges, options, and elections in any Insurance Contracts and to pay the premiums thereon.

(f)

To retain in cash and keep unproductive of income such amount as the Trustee may deem advisable in his discretion, and the Trustee shall not be required to pay interest on such cash balances or on cash in its hands pending investment.

(g)

To sell, exchange, convey or transfer any property at any time held by the Trustee upon such terms as it may deem advisable, and no person dealing with the Trustee shall be bound to see the application of the purchase money or to inquire into the propriety of any such transaction.

(h)

To enter into, compromise, compound and settle any debt or obligation due to or from the Trustee and to reduce the rate of interest on, to extend or otherwise modify, or to foreclose upon default or otherwise enforce any such obligation.

(i)

To cause any bonds, stocks or other securities held by the Trustee to be registered in or transferred into its name as Trustees or the name of its nominee or nominees, or to hold them unregistered or in form permitting transferability by delivery, but at all times with full responsibility therefore as Trustee.

(j)

To borrow money at the direction of the Sponsor upon such terms and conditions as may be deemed advisable to carry out the purposes of the trust and to pledge securities or other property in repayment of any such loan; provided, that loans or advances may be made by the Trustee hereunder by way of overdrafts or otherwise on a temporary basis on which no interest is payable.

(k)

To manage, administer, operate, repair, improve and mortgage or lease for any number of years, regardless of any restrictions on leases made by trustees or to otherwise deal with any real property or interest therein; to renew or extend or to participate in the renewal or extension of any mortgage, and to agree to the reduction in the interest on any mortgage or other modification or change in terms of any mortgage or guarantee thereof in any manner and upon such terms as may be deemed advisable; to waive any defaults whether in performance of any covenant or condition of any mortgage or in the performance of any guarantee or to enforce any such default in such manner as may be deemed advisable, including the exercise and enforcement of any and all rights of foreclosure.

(l)

To invest all or part of the trust fund in interest-bearing deposits of the Trustee bank, which is included, but is not limited to investments in time deposits, savings deposits, certificates of deposit or time accounts which bear a reasonable interest rate.

(m)

To employ suitable agents, accountants and counsel and to pay their reasonable expenses and compensation.

(n)

To transfer, at any time and from time to time, such part or all of the trust fund as it shall deem advisable to the trustees of any trust which has been qualified under Section 401(a) and is exempt under Section 501(a) of the Code, and which is maintained by it as a medium for the collective investment of funds of pension, profit sharing or other employee benefit trust, and to withdraw any part or all of the trust fund so transferred; in which event the provisions of any such trust shall be deemed a part of this Agreement to the extent that they shall not be inconsistent with the provisions hereof.

(o)

To make, execute and deliver as Trustee any and all deeds, leases, mortgages, advances, contracts, waivers, releases or other instruments in writing necessary or proper in the employment of any of the foregoing powers.

(p)

To exercise, generally, any of the powers which an individual owner might exercise in connection with property either real, personal or mixed held by the trust fund, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Article or otherwise in the best interests of the Trust Fund.

(q)

To settle, compromise or abandon all claims and demands in favor of or against the Trust Fund.

(r)

To appoint and/or employ business entities and/or individuals to act as investment advisers and/or managers on behalf of this Plan in order to manage any portion or all of the assets of this Plan.  However, the appointment of such an investment adviser and/or manager:

(1)

shall be subject to the approval of the Sponsor,

(2)

will render any such investment adviser and/or manager who is appointed a fiduciary under this Plan to the extent of such adviser’s and/or manager’s investment duties and responsibilities to the Plan, and

(3)

in no event shall cause the assets of this Plan to be taken out of Trust or cause the Trustee hereof to be eliminated.

(s)

Upon the election of the Sponsor, to approve, devise and/or implement a system or policy to permit Participants and/or Beneficiaries hereunder an election, which shall be granted to all Participants and/or Beneficiaries in a nondiscriminatory manner, to execute investment control over a portion or all of their Accounts.  In the event that a Participant or Beneficiary does not choose to exercise such investment control, the Trustee shall continue to invest the Accounts of such Participant or Beneficiary.  In the event that the Participant or the Beneficiary directs the Trustee to invest some or all of that portion of the Participant’s or Beneficiary’s Accounts in an investment which is prohibited by the terms of the Plan, the direction of the Participant or the Beneficiary shall be deemed to control and the Trustee shall have no liability for violating the terms of the Plan by following the Participant’s or the Beneficiary’s investment instructions.  To the extent provided by ERISA, in the event that a Participant or a Beneficiary exercises investment control over the assets in such person’s Accounts, no Fiduciary shall be subject to liability for any loss or any breach of the fiduciary responsibility standards of ERISA.

15.8

Form of Plan Contributions:  The Trustee shall receive any Contributions paid to it in cash or Stock, or in the form of such other property as it may from time to time deem acceptable and which shall have been delivered to it.  The Employer shall make contributions in such manner and at such times as shall be appropriate.  The Trustee shall not be responsible for the calculation or collection of any Contribution under or required by the Plan, but shall be responsible only for property received by it pursuant to this Plan.

15.9

Payments Made at Direction of Plan Administrator:  The Trustee shall, on the written directions of the Plan Administrator, make payments out of the Trust fund to such persons, in such amounts and or purposes as may be specified in the written directions of the Plan Administrator.  To the extent permitted by law, the Trustee shall be under no liability for any payment made pursuant to the direction of the Plan Administrator.  Any written direction of the Plan Administrator shall constitute a certification that the distribution or payment so directed is one which the Plan Administrator is authorized to direct.

ARTICLE XVI
Fiduciary Responsibility

16.1

Fiduciary Standards:  Each Fiduciary shall discharge his duties under the Plan solely in the interest of the Participants and their Beneficiaries and

(a)

for the exclusive purpose of providing benefits for such Participant and their Beneficiaries and defraying reasonable expenses of administering the Plan,

(b)

with the care, skill prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

(c)

in accordance with the Plan insofar as the Plan is consistent with the provisions of ERISA.

The Trustee shall diversify the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.  The requirements set forth above shall not be deemed to be violated merely because the Trustee invests the trust funds partly or wholly in (i) shares of Stock, (ii) shares of a mutual fund, or (iii) shares of a pooled investment fund maintained by a bank.

16.2

Situs of Plan Assets:  Except as authorized by regulations prescribed by the Secretary of Labor, the Trustee shall not maintain ownership of any Plan assets outside the jurisdiction of the District Courts of the United States.

ARTICLE XVII
Exclusive Benefit Requirements

17.1

Trustee Receipt of Funds:  All Contributions to the Plan shall be transmitted directly or indirectly to the Trustee.  All Contributions so received by the Trustee shall constitute part of the Trust Fund, and shall be held and managed and administered by the Trustee pursuant to the terms of the Plan.

17.2

Plan Assets for Exclusive Benefit of Participants:  Except to the extent permitted by Section 17.3, the assets of this Plan shall never inure to the benefit of the Employer and shall be held for the exclusive purposes of providing benefits to Participants in the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan.

17.3

Return of Contributions:  Notwithstanding Section 17.2, Contributions to the Plan may be returned to the Employer in the following circumstances:

(a)

If a Contribution is made by reason of a mistake of fact, such Contribution may be returned to the Employer within one (1) year after the payment thereof.

(b)

In the event that the Commissioner of Internal Revenue or his delegate determines that the Plan is not initially qualified under the Internal Revenue Code, any Contribution (other than salary deferrals under a cash or deferred arrangement) made incident to that initial qualification by the Employer (plus any earnings on such contributions) may be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer’s return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.  However, any Employee Deferral Contributions contributed by or on behalf of Employees (plus any earnings on such Contributions or deferrals) shall be returned to such Employees.

(c)

Since any Contribution under this Plan is expressly conditioned upon its deductibility under Section 404 of the Code, then, to the extent the deduction is disallowed, such Contribution shall be returned to the Employer within one year after the disallowance of the deduction.

(d)

The amount which shall be returned to the Employer under subsections (a) or (c) is the excess of

(1)

the amount contributed, over

(2)

the amount that would have been contributed had there not been a mistake of fact or a disallowance of the deduction.

Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned.  If the return of any such amount would cause the balance of the Accounts of any Participant to be reduced to less than the balance which would have been in the Accounts had the mistaken amount not be contributed, then the amount to be returned to the Employer will be limited so as to avoid such reduction.

ARTICLE XVIII
Plan Termination and Amendments

18.1

Termination or Partial Termination:  While it is the intention of the Sponsor that the Plan shall be permanent, the Sponsor reserves the right to terminate it.  Such termination shall become effective upon receipt by the Trustee of a written instrument of termination signed by the Sponsor.  Upon termination of the Plan or upon a partial termination of the Plan within the meaning of Section 411(d)(3) of the Code, or upon a complete discontinuance of Contributions under the Plan, the rights of all affected Employees to their Accrued Benefits shall become nonforfeitable.

18.2

Limitations on Amendments by Sponsor:  This Plan may be amended by the Sponsor in writing at any time, subject to the following.

(a)

Such amendment shall not increase the duties of the Trustee without its written consent;

(b)

If the Plan’s vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of a Participant’s nonforfeitable Accounts balance, or if the Plan is deemed amended by an automatic change to or from a top heavy vesting schedule, each Participant with at least 3 Years of Service may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change.

(1)

The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

(A)

60 days after the amendment is adopted;

(B)

60 days after the amendment becomes effective; or

(C)

60 days after the Participant is issued written notice of the amendment by the Sponsor or Plan Administrator.

(2)

Notwithstanding the foregoing, a Participant whose nonforfeitable percentage under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment shall not be entitled to any election under this subsection (b).

(c)

No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant’s Accrued Benefit.  For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant’s Account Balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an Accrued Benefit.  Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable interest (determined as of such date) of such Employee will not be less than his nonforfeitable interest computed under the Plan without regard to such amendment.

18.3

Amendments Required for Qualification:  Any provision of this Plan may be amended in any respect, without regard to the limitations set forth in Section 18.2 above, if the amendment is required for initial or continued qualification of the Plan under Section 401 (a) of the Code.  Such amendment may be made retroactive to the extent permitted by Section 401(b) of the Code.

18.4

Participant’s Consent to Amendment:  Except as otherwise provided in this Article, neither the consent of a Participant nor that of any Beneficiary is required of any amendment to the Plan consistent with the provisions of Sections 18.2 and 18.3.

ARTICLE XIX
Other Provisions

19.1

Plan Merger or Consolidation:  In the event of a merger or consolidation with, or transfer of assets or liabilities to any other plan, each Participant will be entitled to receive a benefit immediately after such merger, etc. (determined as if the plan then terminated) which is at least equal to the benefit the Participant was entitled to receive immediately before such merger, etc. (determined as if the Plan had then terminated).

19.2

Nonalienation of Benefits:  Unless otherwise required by law, none of the benefits, payments, proceeds, claims or rights of any Participant or Beneficiary hereunder shall be subject to any claim of any creditor of any Participant or Beneficiary, and in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor or any Participant or any Beneficiary, nor shall such Participant or Beneficiary have any rights to alienate, anticipate, pledge, encumber, or assign any of the benefits or payments or proceeds which he may expect to receive, contingently or otherwise, under the Plan.  No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily.  The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Section 414(p) of the Code.

19.3

Form of Benefit Payments:  Except as otherwise required herein, benefits payable under the Plan may be paid directly by the Trustee in cash or in kind, or partially in each.

19.4

Qualified Military Service:  Notwithstanding any provision of this Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.  All other provisions of this Plan will be operated in accordance with Section 414(u) of the Code.

ARTICLE XX
Miscellaneous

20.1

No Guarantee of Employment:  No Employee of the Employer nor anyone else shall have any rights whatsoever against the Employer or the Trustee as a result of this agreement except those expressly granted to them hereunder. Nothing herein shall be construed to give any Participant the right to remain an Employee of the Employer.

20.2

Construction of Agreement:  This agreement may be executed and/or conformed in any number of counterparts, each of which shall be deemed an original and shall be construed and enforced according to the laws of the State of Indiana, to the extent not inconsistent with the applicable provisions of the Code or ERISA.

20.3

Duration of Plan:  Subject to the provisions herein contained with respect to earlier termination, the trust created hereunder shall continue in existence for the longest period permitted by law.

20.4

Illegality:  In case any provisions of this agreement shall be held illegal or invalid for any reason, said illegal or invalid provision shall not affect the remaining parts of this agreement but this agreement shall be construed and enforced as if said illegal or invalid provisions had never been inserted therein.

20.5

Withdrawal by an Employer:  Any Affiliated Business or other participating Employer may withdraw from the Plan at any time upon written notice to the Trustee.

20.6

Gender and Number:  Pronouns and other similar words used in the masculine gender shall be read as the feminine gender where appropriate and the singular form of words shall be read as the plural where appropriate.

20.7

Successor Employer:  In the event of the merger, consolidation, sale of assets, liquidation or other reorganization of the Employer, under circumstances in which a successor shall continue and carry on all or a substantial part of the business of the Employer and shall elect to continue this Plan, the successor shall be substituted for the Employer under the terms and provisions of this Plan upon filing its written election to that effect with the Trustee and the Plan Administrator.

20.8

Indemnification:  The Sponsor shall indemnify, through insurance or otherwise, any one or more of the fiduciaries with respect to the Plan to the full extent permitted by applicable law against any claims, losses, expenses, damages or liabilities arising out of the performance (or failure of performance) of their responsibilities under the Plan.

20.9

Expenses of Administration:  The Employer may, but does not obligate itself to, pay all or part of the expenses of administration of the Plan, including the compensation and expenses of the Trustee, the expenses of the Plan Administrator and any other expenses incurred at the direction of the Administrator.  To the extent that any of these expenses are not paid by the Employer, these expenses shall be paid by the Trustee from the Trust Fund.

ARTICLE XXI
Claims and Appeal Procedures

21.1

Claims.  Any claim for benefits not received upon termination of employment shall be made in writing to the Plan Administrator. The Plan Administrator will handle claims in accordance with the following provisions:

(a)

General Rule.  If a claim is wholly or partially denied, the Plan Administrator shall notify the Participant or Beneficiary claimant, in accordance with paragraph (c) of this Section, of the Plan's adverse benefit determination within a reasonable period of time, but not later than 90 days after receipt of the claim by the Plan, unless the Plan Administrator determines that special circumstances require an extension of time for processing the claim.  If the Plan Administrator determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Participant or Beneficiary claimant prior to the termination of the initial 90-day period.  In no event shall such extension exceed a period of 90 days from the end of such initial period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the benefit determination.

(b)

Calculating Time Periods.  For purposes of this Section 21.1, the period of time within which a benefit determination is required to be made shall begin at the time a claim is filed in accordance with the Plan's claim procedures, without regard to whether all the information necessary to make a benefit determination accompanies the filing.

(c)

Manner and Content of Notification of Benefit Determination.  The Plan Administrator shall provide a Participant or Beneficiary claimant with written notification of any adverse benefit determination.  The notification shall set forth, in a manner calculated to be understood by the Participant or Beneficiary claimant--

(1)

The specific reason or reasons for the adverse determination;

(2)

Reference to the specific Plan provisions on which the determination is based;

(3)

A description of any additional material or information necessary for the Participant or Beneficiary claimant to perfect the claim and an explanation of why such material or information is necessary;

(4)

A description of the Plan's review procedures as described in Section 21.2 and the time limits applicable to such procedures, including a statement of the Participant or Beneficiary claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

21.2

Appeal of Adverse Benefit Determinations.  Within 60 days after the receipt from the Plan Administrator of any written denial of a claim for benefits (including denial of an application for a withdrawal), a Participant or Beneficiary whose claim is denied may request, by written application to the Plan Administrator, a review by the Plan Administrator of the decision denying the payment of benefits.

(a)

Submission of Additional Information.  In connection with an appeal of an adverse benefit determination under this Section 21.2, a Participant or Beneficiary shall be entitled to submit written comments, documents, records, and other information relating to the claim for benefits.  Review of an appeal under this Section 21.2 shall take into account all comments, documents, records, and other information submitted by the Participant or Beneficiary relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

(1)

Review of Relevant Information.  The Participant or Beneficiary shall also be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Participant or Beneficiary's claim for benefits.  For purposes of this Section, the determination of whether a document, record, or other information shall be considered "relevant" shall be made in accordance with the definition in Section 21.4(c).

21.3

Notification of Benefit Determination on Review.

(a)

Manner and Content of Notification of Benefit Determination on Review.  The Plan Administrator shall provide a Participant or Beneficiary claimant with written notification of the Plan's benefit determination on review.  In the case of an adverse benefit determination, the notification shall set forth, in a manner calculated to be understood by the Participant or Beneficiary claimant:

(1)

The specific reason or reasons for the adverse determination;

(2)

Reference to the specific plan provisions on which the determination is based;

(3)

A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits.  For purposes of this Section, determination of whether documents, records, and other information shall be considered "relevant" shall be made in accordance with the definition provided in Section 21.4(c);

(4)

A statement of the Participant or Beneficiary claimant's right to bring a civil action under Section 502(a) of ERISA.

(b)

Timing of Notification of Benefit Determination on Review.

(1)

General Rule.  Except as provided in paragraph (2) of this Section, the Plan Administrator shall notify a Participant or Beneficiary claimant in accordance with paragraph (a) of this Section of the Plan's benefit determination on review within a reasonable period of time, but not later than 60 days after receipt of the claimant's request for review by the Plan, unless the Plan Administrator determines that special circumstances require an extension of time for processing the claim.  If the Plan Administrator determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 60-day period.  In no event shall such extension exceed a period of 60 days from the end of the initial period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review.

(2)

Special Rule in Case of a Committee Serving as Plan Administrator.  In the event that the Sponsor has designated more than one person to serve by committee as Plan Administrator, in accordance with Section 1.32 of the Plan, and the committee serving as Plan Administrator holds regularly scheduled meetings at least quarterly, paragraph (1) of this Section shall not apply, and the Plan Administrator shall instead make a benefit determination no later than the date of the meeting of the committee that immediately follows the Plan's receipt of a request for review, unless the request for review is filed within 30 days preceding the date of such meeting.  In such case, a benefit determination may be made by no later than the date of the second meeting following the Plan's receipt of the request for review.  If special circumstances require further extension of time for processing, a benefit determination shall be rendered not later than the third meeting of the committee following the Plan's receipt of the request for review.  If such an extension of time for review is required because of special circumstances, the Plan Administrator shall provide the claimant with written notice of  the extension, describing the special circumstances and the date as of which the benefit determination will be made, prior to the commencement of the extension.  The Plan Administrator shall notify the claimant, in accordance with paragraph (a) of this Section, of the benefit determination as soon as possible, but no later than 5 days after the benefit determination is made.

(3)

Calculating Time Periods.  For purposes of this Section 21.3, the period of time within which a benefit determination on review is required to be made shall begin at the time an appeal is filed in accordance with the reasonable procedures of a Plan, without regard to whether all the information necessary to make a benefit determination on review accompanies the filing.  In the event that a period of time is extended as permitted pursuant to paragraph (1) or (2) of this Section due to a claimant's failure to submit information necessary to decide a claim, the period for making the benefit determination on review shall be tolled form the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information.

21.4

Definitions.   For purposes of this Article XXI, the following terms shall be defined as follows:

(a)

Adverse benefit determination.  "Adverse benefit determination" means any of the following:  a denial, reduction, or termination of, or a failure to provide or make payment (in whole or in part) for, a benefit, including any such denial, reduction, termination, or failure to provide or make payment that is based on a determination of a Participant's or Beneficiary's eligibility to participate in the Plan.

(b)

Notice or notification.  "Notice" or "Notification" means the delivery or furnishing of information to an individual in a manner that satisfies the standards of 29 CFR 2520.104b-1(b) as appropriate with respect to material required to be furnished or made available to an individual.

(c)

Relevant.  A document, record or other information shall be considered "relevant" to the Participant or Beneficiary's claim if such document, record or other information:

(1)

was relied upon in making the benefit determination;

(2)

was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; and demonstrates compliance with the administrative processes and safeguards designed to ensure and to verify that benefit claim determinations are made in accordance with the Plan and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated Participants or Beneficiaries.

IN WITNESS WHEREOF, this document is executed by the Sponsor and the Trustees this _______day of ________ , 2003, to be effective as of the Effective Date.

UNITED BANCSHARES, INC.:

By:

Title:

TRUSTEES:

By:

By:

By:

876398.04